As filed with the Securities and Exchange Commission on [date]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-8352

                                   LKCM Funds
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                 c/o Luther King Capital Management Corporation
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue, NW
                              Washington, DC 20036
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



                                 1-800-688-LKCM
-------------------------------------------------------------------------------
               Registrant's telephone number, including area code


Date of fiscal year end: December 31

Date of reporting period:  June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------


                                      LKCM
                                      FUNDS


--------------------------------------------------------------------------------



                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND


                               Semi-Annual Report
                                  June 30, 2005

DEAR FELLOW SHAREHOLDERS:

We are  pleased to report the  following  performance  information  for the LKCM
Funds:

                                                                        FIVE YEAR     TEN YEAR      AVG.
                                              SIX MONTH     ONE YEAR      AVERAGE      AVERAGE     ANNUAL
                                                 TOTAL       TOTAL      ANNUALIZED   ANNUALIZED    TOTAL
                                                RETURN       RETURN       RETURN       RETURN      RETURN
                         INCEPTION    NAV @      ENDED       ENDED        ENDED        ENDED       SINCE
FUNDS                      DATES     6/30/05    6/30/05     6/30/05       6/30/05      6/30/05     INCEPT.
-----------------------------------------------------------------------------------------------------------
LKCM Equity Fund -
 Institutional Class        1/3/96    $13.12        0.23%     4.87%      0.71%           N/A         8.31%
 S&P 500 Index1                                   (0.81)%     6.32%     (2.37)%          N/A         8.84%

LKCM Small Cap Equity Fund -
 Institutional Class       7/14/94    $22.15        3.22%    12.23%     11.01%          13.19%      13.99%
 Russell 2000 Index2                              (1.25)%     9.45%      5.71%           9.90%      10.61%

LKCM Small Cap Equity Fund -
 Adviser Class              6/5/03    $22.02        3.09%    11.93%      N/A             N/A        22.71%
 Russell 2000 Index2                              (1.25)%     9.45%      N/A             N/A        19.07%

LKCM International Fund   12/30/97     $9.29      (1.17)%     7.63%     (5.09)%          N/A         2.44%
 MSCI/EAFE Index3                                 (0.85)%    14.13%     (0.17)%          N/A         5.16%

LKCM Balanced Fund        12/30/97    $12.01        2.18%     6.60%      2.16%           N/A         4.71%
 S&P 500 Index1                                   (0.81)%     6.32%     (2.37)%          N/A         4.33%
 Lehman Bond Index4                                1.59%      4.80%      6.87%           N/A         6.19%

LKCM Fixed Income Fund    12/30/97    $10.35        1.13%     3.92%      6.02%           N/A         5.33%
 Lehman Bond Index4                                1.59%      4.80%      6.87%           N/A         6.19%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost. Current performance of the fund may be lower or higher that the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns shown reflect voluntary fee waivers in effect. In the absence of such waivers, performance would be reduced.

1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

2 The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $665 million.

3 The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.


The U.S. economy continues to expand and corporate profit growth remains strong. Strong corporate cash flow growth has accompanied the strong earnings growth and, as a result, corporate balance sheets have been greatly improved. This improvement has not just been the result of strong profitability, i.e., cash flow, but also the result of caution on the part of corporate boards and managements regarding capital spending projects.

Logic then follows that capital spending should pick up, as corporations are well capitalized, the economy is in the fourth year of an expansion and interest rates are low. Capital spending in 2004 was not as strong as we had forecast but did accelerate from the previous year. In 2005, the rate of gain continues to build and we believe it will play an important role in employment growth, which should reinforce the consumer sector of our economy.

The price of oil continues to be a wild card. Currently, it is trading at the high end of the range that we have expected for 2005. We continue to expect oil to remain high compared to recent history. However, its negative impact is not as great as many investors fear because at $60 per barrel, it is still well below its 1980 price when adjusted for inflation. For comparison, energy consumption peaked in 1980 at 5.1% of Gross Domestic Product (GDP), compared to 3.7% of GDP in the first quarter of 2005. Improved efficiency and substitution have allowed our economy to be much less sensitive to oil prices.

The rate of inflation remains low. We have been expecting the rate to stay low, but we have also expected the direction to be up. It appears that the increase in the cost of commodities, a weaker dollar, and strong consumer spending have been more than offset by productivity gains and low manufacturing costs in Southeast Asia, particularly in China. We continue to believe the direction of inflation is likely to be up, but the rate of gain as well as the absolute rate will be low. During the last year the Consumer Price Index (CPI) has risen 3.5%.

In summary, we continue to believe the U.S. economy will continue to expand well into 2006. Corporate profits and cash flow should continue to be healthy.

The Federal Reserve continues on its well-publicized path of raising short-term interest rates. The Fed Funds rate was raised by 25 basis points for the ninth straight meeting to 3.25% on June 30, 2005. These actions were not a surprise to the bond or stock market. Current speculation centers around when the Federal Reserve will slow or stop raising short rates. Most forecasts, including ours, expect short rates to reach 3.75% by year-end. The reasons to forecast higher short-term rates are inflation and economic growth, and we have optimistic outlooks for both - the economy continuing to expand and the rate of inflation drifting higher but staying low.

We believe dividend increases will continue to accelerate, as corporate balance sheets have strengthened with corporate liquidity as a percentage of assets at the highest level since the 1960's. When looking at equity returns over a long period of time (since 1926), one sees that dividend return generated approximately 50% of the total return from stocks. In a low dividend tax environment, an expected low return environment in all capital markets, and given our aging population, it is logical to assume that shares of well-positioned companies paying reasonable and increasing dividends should perform relatively well over the next several years. We expect companies will continue to announce sizable share repurchases. This action, coupled with a robust merger and acquisition environment, should provide positive support for share prices.

As always, the stock market is subject to shocks and surprises. Major terrorism strikes, significantly higher oil prices or lack of availability of oil, a sharply lower value of the U.S. dollar, China's economy growing too fast or too slow, tax policy reversals, etc., are all possibilities. However, our outlook continues to be for positive returns on common stocks, bringing investors the third consecutive year of positive returns.

We believe that stock prices will rise in 2005 but that we are likely to be in a low-return environment for most asset classes. The valuation of the equity market seems reasonable, not cheap, when based on current earnings and future earning prospects. With interest rates likely to continue rising, earnings growth rates slowing, and with markets being reasonable but not cheap, the stock market is likely to become more volatile. Dividends have historically been a significant part of the stock market's historical total return. We believe that shares of competitively advantaged, higher quality, dividend-paying companies will perform relatively well this year and that investment portfolios should remain well diversified. We still have a positive outlook on both our economy and stock markets.

The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in common stocks of mid to large sized companies. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. For the first half of 2005, the Fund returned 0.23% vs. the S&P 500's (0.81)% return. As of June 30, 2005, the total net assets of the Fund were $41.4 million with 90.9% of the net assets invested in common stocks and 9.1% in cash reserves, net of liabilities. The first half of 2005 was a respectable period for our investors relative to our benchmark. Our performance benefited from both stock selection and our sector allocation decisions, especially our overweight position in the Energy sector, the best performing sector this year. The Technology sector investments hindered our overall performance during the period. The Fund remains well positioned with a broadly diversified portfolio of quality companies.

The LKCM Small Cap Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The performance of the Fund's Institutional Class during the first half of 2005 was 3.09% vs. the Russell 2000's (1.25)% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above average growth and return prospects. Stock selection and a focus on valuation remain an important component of our success. As of June 30, 2005, the total net assets of the Fund were $320.7 million with 96.9% of the net assets invested in common stocks and 3.1% in cash reserves, net of liabilities. We generated positive returns for our investors in the first half of 2005 as we added value from both our stock selection as well as from our sector allocation decisions. Our decision to overweight the Energy sector was beneficial as was the stock selection in both the Consumer Staples and Consumer Discretionary sectors. Our underweight position in the Financial sector was a drag on performance.

The LKCM Balanced Fund emphasizes current income and long-term capital appreciation. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds and cash. We believe our diversified, total return approach proved successful during the first half of 2005 as the Fund returned 2.18% vs. the (0.81)% return in the S&P 500 and the 1.59% return in the Lehman Government Credit Intermediate Index. As of June 30, 2005, total net assets of the Fund were $9.2 million and the asset mix contained 70.0% common stocks, 26.6% corporate bonds, 1.7% in U.S. Treasury Notes, and 1.7% in cash reserves, net of liabilities. The equity sector of the Fund contributed the majority of the Fund's returns for the year. Within the equity sector, our Energy exposure added significantly to our performance while Technology was a slight drag. We believe the "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment strategy for long-term investors.

The LKCM Fixed Income Fund's main objective is current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, short to intermediate maturity portfolio. Our primary focus is to identify corporate bonds with strong credit profiles and attractive yields. The Fund had an average duration at June 30, 2005, of 2.8 years and an average quality S&P rating of A. Relative to the comparable benchmark, the portfolio had a higher percentage of its assets invested in corporate bonds and had a shorter average duration, which detracted from results. During the first half of 2005, the Fund returned 1.13% vs. 1.59% for the Lehman Government Credit Intermediate Index. As of June 30, 2005, total net assets of the Fund were $92.2 million and the asset mix was 2.1% in preferred stocks, 68.6% in corporate bonds, 14.5% in U.S. Government and Agency issues, and 14.8% in cash and cash equivalents, net of liabilities.

The LKCM International Fund currently owns shares of the TT EAFE Fund and comments from TT International Investment Management follow this letter.

At LKCM, our investment objective is to utilize our proprietary research capabilities in order to achieve superior returns over the market cycle in accordance with the specific objectives of each of the Funds. Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows that can be used to reinvest back into the business, and solid balance sheets. This investment process is consistent in all of our Fund offerings and should keep us well positioned for the future. We appreciate the opportunity to exercise our investment talents on your behalf and the trust you have placed in LKCM through your investment in these Funds.

/s/ J. Luther King, Jr., CFA

J. Luther King, Jr., CFA

August 11, 2005

Please refer to the Schedule of Investments found on pages 12-25 and 50-53 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Small Cap Equity Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The LKCM International Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

                     TT INTERNATIONAL INVESTMENT MANAGEMENT

The LKCM International Fund is managed in a style that seeks absolute returns.

FIRST HALF 2005
LKCM INTERNATIONAL FUND: -1.17%             MSCI EAFE: -0.85%

Performance - International equity markets produced positive returns in local currencies but dollar-based investors suffered negative absolute returns as a result of the strengthening U.S. dollar. Performance was driven particularly by security selection in Europe with Capitalia (the Italian bank), RWE (the German utility) and Statoil (the Norwegian oil co.) being notable outperformers. The pro-cyclical stance of the portfolio was also rewarded by positive returns from stock selection in the Industrials, Consumer Discretionary and Materials sectors.

Markets - The year began on a cautious note with concerns over the lack of drivers for economic growth in the major economies. The Fed continued to increase interest rates at a `measured' pace, however this has had little effect on the current housing bubble or indeed the U.S. consumer. The increasing price of oil - which has reached numerous highs over the first half of the year - has also had a surprisingly understated effect. In Europe, economies have been dull with little macro data to act as a catalyst. The corporate environment is far more encouraging with companies showing strong balance sheet positions and better than expected returns to shareholders. Japan had a sluggish start to the year but has begun to impress onlookers with a constant flow of positive data over recent months. China continues to grow beyond expectations, albeit at lower levels than in 2004, and dominates the Asian region.

FIRST QUARTER 2005
LKCM INTERNATIONAL FUND: -1.70%             MSCI EAFE: -0.10%

Performance - With risk appetite fading globally towards the end of the quarter, our pro-cyclical portfolio suffered as investors turned more defensive. In relative terms, Asian stock selection was a drag on performance. At the sector level, stock selection within Information Technology (Softbank in Japan) and Japanese Financials (MTFG and Mizuho) was disappointing.

Markets - Most major equity markets moved higher during the first quarter of 2005. However, markets fell in the closing weeks of the period as the headwinds of rising oil prices and U.S. interest rates came back to the fore. Data released during the quarter were generally mixed.

o U.S. payroll data was weak in February but unemployment fell and the U.S. Institute of Supply Management data was strong.

o German retail sales fell less than expected, while consumer confidence was also solid.

o In Japan, surveys report higher wage and salary income and bonuses increased.

During March, global risk appetites faded following the Fed's statement which warned of increased inflationary pressures. With the prospect of further rate hikes, there was a sharp unwinding of the carry trade, whereby investors borrow money at low rates to invest in riskier higher yielding, or higher return assets. This particular hurt Emerging Markets.

SECOND QUARTER 2005
LKCM INTERNATIONAL FUND: 0.54%              MSCI EAFE: -0.75%

Performance - European stock selection and currency hedges lifts relative returns. Positive stock selection in Europe - in Industrials, Materials and Consumer Staples - accounted for much of the portfolio's outperformance in the second quarter. Elsewhere, Asian emerging markets added value while Japan and the rest of Asia underperformed. Our partial hedge of the portfolio's euro exposure (back to dollars) added 0.8%; although, we took some profits towards the end of the quarter.

Markets - Stock markets around the world rallied sharply after concerns over slowing global growth had caused heavy selling in April. Equities then rebounded on stronger-than-expected economic data despite further rate hikes in the U.S., sharply rising oil prices and mounting geopolitical tensions over the revaluation of China's currency, the renminbi.

o The price of oil (West Texas) topped $60 a barrel, a new record high in nominal terms.

o Business confidence surveys in Europe ticked up after falling for several months.

o The Bank of Japan's quarterly Tankan business survey was strong across the board.

The euro sank nearly 7% against the dollar over the second quarter as the focus of concern shifted from the twin deficits in the U.S. to the parlous state of the eurozone economy and the damage that consecutive 'no' votes in France and Holland would do to the political and monetary union.

The Fund posted a net return of -1.17% vs. -0.85% for MSCI EAFE during the first half of 2005. At the end of the first half of 2005, the asset base of the Fund was US$25.8m (US$42.1m at Dec. 31, 2004).

Past performance does not guarantee future results.

                   LKCM FUNDS EXPENSE EXAMPLE -- JUNE 30, 2005

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/05-6/30/05).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These examples are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                 LKCM SMALL CAP EQUITY FUND -
                                                      INSTITUTIONAL CLASS
                                          -------------------------------------------
                                                                          EXPENSES
                                                                            PAID
                                              BEGINNING    ENDING DURING    PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE   1/1/05-
                                               1/1/05         6/30/05      6/30/05
-------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,032.20       $4.94
Hypothetical (5% return before expenses)      $1,000.00       $1,019.93       $4.91

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                           LKCM SMALL CAP EQUITY FUND- ADVISER CLASS
                                          -------------------------------------------
                                                                          EXPENSES
                                                                            PAID
                                              BEGINNING    ENDING DURING    PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE   1/1/05-
                                               1/1/05         6/30/05      6/30/05
-------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,030.90       $6.19
Hypothetical (5% return before expenses)      $1,000.00       $1,018.70       $6.16

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                       LKCM EQUITY FUND
                                          -------------------------------------------
                                                                          EXPENSES
                                                                            PAID
                                              BEGINNING    ENDING DURING    PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE   1/1/05-
                                               1/1/05         6/30/05      6/30/05
-------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,002.30       $3.97
Hypothetical (5% return before expenses)      $1,000.00       $1,020.83       $4.01

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                       LKCM BALANCED FUND
                                          -------------------------------------------
                                                                          EXPENSES
                                                                            PAID
                                              BEGINNING    ENDING DURING    PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE   1/1/05-
                                               1/1/05         6/30/05      6/30/05
-------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,021.80       $4.01
Hypothetical (5% return before expenses)      $1,000.00       $1,020.83       $4.01

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                     LKCM FIXED INCOME FUND
                                          -------------------------------------------
                                                                          EXPENSES
                                                                            PAID
                                              BEGINNING    ENDING DURING    PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE   1/1/05-
                                               1/1/05         6/30/05      6/30/05
-------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,011.30       $3.24
Hypothetical (5% return before expenses)      $1,000.00       $1,021.57       $3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                    LKCM INTERNATIONAL FUND
                                          -------------------------------------------
                                                                          EXPENSES
                                                                            PAID
                                              BEGINNING    ENDING DURING    PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE   1/1/05-
                                               1/1/05         6/30/05      6/30/05
-------------------------------------------------------------------------------------
Actual                                        $1,000.00         $988.30       $5.92
Hypothetical (5% return before expenses)      $1,000.00       $1,018.84       $6.01

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. Expenses include those directly related to the Fund and other operating expenses of the Master Portfolio.

        ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM FUNDS -- JUNE 30, 2005

Percentages represent market value as a percentage of total investments.



Pie Chart:
LKCM SMALL CAP EQUITY FUND
Short-Term Investments             3.2%
Common Stocks                     96.8%

Pie Chart:
LKCM EQUITY FUND
Short-Term Investments             8.9%
Common Stocks                     91.1%

Pie Chart:
LKCM BALANCED FUND
Short-Term Investments             1.2%
U.S. Government Issues             1.7%
Common Stocks                     70.3%
Corporate Bonds                   26.8%

Pie Chart:
LKCM FIXED INCOME FUND
Short-Term Investments            14.9%
First Mortgage Bonds               1.1%
Corporate Bonds                   67.4%
U.S. Government & Agency Issues   14.5%
Preferred Stocks                   2.1%

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
COMMON STOCKS - 96.9%               SHARES        VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE - 5.9%
  Aviall, Inc. (a)                 205,300  $ 6,485,427
  Hexcel Corporation (a)           235,100    3,977,892
  Mercury Computer Systems,
    Inc. (a)                       119,800    3,278,926
  Teledyne Technologies Inc. (a)   155,300    5,059,674
                                            -----------
                                             18,801,919
                                            -----------
AIR FREIGHT & LOGISTICS - 1.9%
  EGL, Inc. (a)                    151,800    3,084,576
  Pacer International, Inc. (a)    140,700    3,065,853
                                            -----------
                                              6,150,429
                                            -----------

AUTO COMPONENTS - 0.8%
  Drew Industries Incorporated (a)  56,400    2,560,560
                                            -----------

BUILDING PRODUCTS - 1.2%
Jacuzzi Brands, Inc. (a)           343,400    3,684,682
                                            -----------

COMMERCIAL BANKS - 5.9%
  Amegy Bancorporation, Inc.       150,000    3,357,000
  Cullen/Frost Bankers, Inc.        80,000    3,812,000
  First State Bancorporation        92,000    1,774,680
  Glacier Bancorp, Inc.            123,437    3,225,409
  The South Financial Group, Inc.   55,100    1,565,942
  Texas Regional Bancshares,
    Inc. - Class A                 169,800    5,175,504
                                            -----------
                                             18,910,535
                                            -----------

COMMERCIAL SERVICES & SUPPLIES - 5.6%
  Laureate Education, Inc. (a)      90,100    4,312,186
  Mobile Mini, Inc. (a)            162,000    5,585,760
  SOURCECORP,
    Incorporated (a)                 3,350       66,397
  Universal Technical Institute
    Inc. (a)                       101,100    3,356,520
  Waste Connections, Inc. (a)      127,500    4,754,475
                                            -----------
                                             18,075,338
                                            -----------

COMMUNICATIONS EQUIPMENT - 1.2%
  Tekelec (a)                      231,300    3,885,840
                                            -----------

CONSTRUCTION & ENGINEERING - 1.2%
  EMCOR Group, Inc. (a)             77,500    3,789,750
                                            -----------

CONSUMER FINANCE - 1.2%
  MoneyGram International, Inc.    203,100    3,883,272
                                            -----------


-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
ELECTRONIC EQUIPMENT &
    INSTRUMENTS - 3.3%
  Anixter International, Inc. (a)  103,700  $ 3,854,529
  Axsys Technologies, Inc. (a)      84,348    1,488,827
  Photon Dynamics, Inc. (a)        142,200    2,930,742
  Veeco Instruments Inc. (a)       130,000    2,116,400
                                            -----------
                                             10,390,498
                                            -----------

ENERGY EQUIPMENT & SERVICES - 2.4%
  Dril-Quip, Inc. (a)              119,100    3,455,091
  Hydril (a)                        80,000    4,348,000
                                            -----------
                                              7,803,091
                                            -----------

FOOD & STAPLES RETAILING - 5.4%
  Casey's General Stores, Inc.     200,000    3,964,000
  Longs Drug Stores Corporation    109,600    4,718,280
  Performance Food Group
    Company (a)                    127,200    3,842,712
  United Natural Foods, Inc. (a)   152,200    4,622,314
                                            -----------
                                             17,147,306
                                            -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
  Sybron Dental Specialties,
    Inc. (a)                        95,600    3,596,472
  Wright Medical Group,
    Inc. (a)                       134,500    3,591,150
                                            -----------
                                              7,187,622
                                            -----------

HEALTH CARE PROVIDERS & SERVICES - 2.1%
  Dendrite International,
    Inc. (a)                       199,700    2,755,860
  PSS World Medical, Inc. (a)      314,100    3,910,545
                                            -----------
                                              6,666,405
                                            -----------

HOTELS, RESTAURANTS & LEISURE - 7.1%
  Landry's Restaurants, Inc.        52,800    1,588,752
  La Quinta Corp. -
    Paired (a)(b)                  430,000    4,011,900
  Life Time Fitness, Inc. (a)      152,700    5,010,087
  Penn National Gaming,
    Inc. (a)                       100,000    3,650,000
  P.F. Chang's China Bistro,
    Inc. (a)                        79,900    4,712,502
  Rare Hospitality
    International, Inc. (a)        123,500    3,763,045
                                            -----------
                                             22,736,286
                                            -----------


                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
HOUSEHOLD DURABLES - 1.9%
  Levitt Corp. - Class A           130,000  $ 3,889,600
  Tempur-Pedic International
    Inc. (a)                       104,000    2,306,720
                                            -----------
                                              6,196,320
                                            -----------

INSURANCE - 2.0%
  Argonaut Group, Inc. (a)         177,725    4,103,670
  Triad Guaranty, Inc. (a)          47,885    2,412,925
                                            -----------
                                              6,516,595
                                            -----------

INTERNET & CATALOG RETAIL - 1.2%
  Blue Nile, Inc. (a)              113,700    3,716,853
                                            -----------

LEISURE EQUIPMENT & PRODUCTS - 2.4%
  Arctic Cat, Inc.                 132,000    2,709,960
  The Nautilus Group, Inc.         170,700    4,864,950
                                            -----------
                                              7,574,910
                                            -----------

MACHINERY - 3.3%
  Albany International Corp. -
    Class A                        105,000    3,371,550
  Reliance Steel &
    Aluminum Co.                    63,550    2,355,798
  Watts Water Technologies, Inc. -
    Class A                        145,000    4,856,050
                                            -----------
                                             10,583,398
                                            -----------

MARINE - 1.8%
  Kirby Corp. (a)                  129,100    5,822,410
                                            -----------

MEDIA - 2.2%
  Entravision Communications
    Corporation- Class A (a)       520,300    4,053,137
  Gray Television, Inc.            259,200    3,125,952
                                            -----------
                                              7,179,089
                                            -----------

METALS & MINING - 1.2%
  Allegheny Technologies, Inc.     180,000    3,970,800
                                            -----------

OIL & GAS DRILLING - 1.1%
  Todco - Class A (a)              139,300    3,575,831
                                            -----------

OIL & GAS EXPLORATION & PRODUCTION
    COMPANIES - 8.2%
  Cabot Oil & Gas Corporation      101,250    3,513,375
  Denbury Resources, Inc. (a)      132,100    5,253,617
  Encore Acquisition
    Company (a)                    100,000    4,100,000


-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION
    COMPANIES - 8.2% (CONTINUED)
  Mission Resources
    Corporation (a)                402,200  $ 3,245,754
  Range Resources Corporation      206,000    5,541,400
  St. Mary Land & Exploration
    Company                        160,000    4,636,800
                                            -----------
                                             26,290,946
                                            -----------

PAPER & FOREST PRODUCTS - 0.8%
  Louisiana-Pacific Corporation    100,000    2,458,000
                                            -----------

PHARMACEUTICALS - 1.2%
  Bentley Pharmaceuticals,
    Inc. (a)                       352,600    3,860,970
                                            -----------

POULTRY SLAUGHTERING & PROCESSING - 1.3%
  Gold Kist, Inc. (a)              187,000    4,035,460
                                            -----------

REAL ESTATE - 1.3%
  FelCor Lodging Trust, Inc. (a)   290,000    4,199,200
                                            -----------

ROAD & RAIL - 1.1%
  Landstar System, Inc. (a)        120,400    3,626,448
                                            -----------

SEMICONDUCTOR & SEMICONDUCTOR
    EQUIPMENT - 1.5%
  Advanced Energy Industries,
    Inc. (a)                       126,500      994,290
  FormFactor, Inc. (a)             140,000    3,698,800
                                            -----------
                                              4,693,090
                                            -----------

SOFTWARE - 5.3%
  Activision, Inc. (a)             203,533    3,362,365
  Captiva Software
  Corporation (a)                  309,900    4,474,956
  Embarcadero Technologies,
    Inc. (a)                       265,100    1,487,211
  Micromuse Inc. (a)               404,100    2,287,206
  ScanSoft, Inc. (a)               636,500    2,405,970
  SERENA Software, Inc. (a)        158,700    3,062,910
                                            -----------
                                             17,080,618
                                            -----------

SPECIALTY RETAIL - 8.5%
  Charming Shoppes, Inc. (a)       320,000    2,985,600
  GameStop Corporation -
    Class A (a)                    165,300    5,406,963
  Jos. A. Bank Clothiers, Inc. (a) 106,475    4,610,368
  The Pantry Inc. (a)              145,600    5,639,088
  The Sports Authority, Inc. (a)   111,600    3,548,880


                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)


-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
SPECIALTY RETAIL - 8.5% (CONTINUED)
  Tractor Supply Company (a)       103,900  $ 5,101,490
                                            -----------
                                             27,292,389
                                            -----------

THRIFTS & MORTGAGE FINANCE - 0.4%
  City Bank                         44,255    1,372,790
                                            -----------

TRADING COMPANIES &
    DISTRIBUTORS - 1.2%
  Hughes Supply, Inc.              140,000    3,934,000
                                            -----------

WIRELESS TELECOMMUNICATION
    SERVICES - 1.6%
  SBA Communications Corporation -
    Class A (a)                    376,900    5,088,150
                                            -----------

TOTAL COMMON STOCKS
    (Cost $210,646,536)                     310,741,800
                                            -----------

-------------------------------------------------------
SHORT-TERM
INVESTMENTS - 3.2%
-------------------------------------------------------
MONEY MARKET FUNDS - 3.2%
  Dreyfus Cash Management Fund -
    Investor Shares                881,842      881,842
  Nations Money Market Reserves
    Fund - Capital Shares        9,239,751    9,239,751
                                            -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $10,121,593)                       10,121,593
                                            -----------

  TOTAL INVESTMENTS - 100.1%
    (Cost $220,768,129)                     320,863,393

Liabilities in Excess of Other
    Assets - (0.1)%                           (210,174)
                                            -----------

  Total Net Assets - 100.0%                $320,653,219
                                           ============

     (a)  Non-income producing security.

     (b) Security represents equal ownership of La Quinta Properties, Inc - Class B and LaQuinta Corp. common stock.

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
COMMON STOCK - 90.9%                SHARES        VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE - 6.6%
  Honeywell International Inc.      24,000   $  879,120
  Raytheon Company                  22,000      860,640
  Rockwell Collins, Inc.            10,000      476,800
  United Technologies
    Corporation                     10,000      513,500
                                            -----------
                                              2,730,060
                                            -----------

BEVERAGES - 3.4%
  The Coca-Cola Company             14,000      584,500
  PepsiCo, Inc.                     15,000      808,950
                                            -----------
                                              1,393,450
                                            -----------

BUILDING PRODUCTS - 0.9%
  American Standard
    Companies Inc.                   9,100      381,472
                                            -----------

CHEMICALS - 2.1%
  Air Products and Chemicals, Inc.   7,000      422,100
  E. I. du Pont de Nemours
    & Company                       10,000      430,100
                                            -----------
                                                852,200
                                            -----------

COMMERCIAL BANKS - 5.7%
  Bank of America Corporation       20,000      912,200
  Cullen/Frost Bankers, Inc.        11,000      524,150
  The South Financial Group,
    Inc.                            18,000      511,560
  Wells Fargo & Company              7,000      431,060
                                            -----------
                                              2,378,970
                                            -----------

COMMERCIAL SERVICES & SUPPLIES - 2.4%
  Allied Waste Industries,
    Inc. (a)                        49,000      388,570
  Waste Management, Inc.            22,000      623,480
                                            -----------
                                              1,012,050
                                            -----------

COMMUNICATIONS EQUIPMENT - 2.6%
  Cisco Systems, Inc. (a)           25,000      477,750
  Motorola, Inc.                    34,000      620,840
                                            -----------
                                              1,098,590
                                            -----------

COMPUTERS & PERIPHERALS - 4.2%
  Dell, Inc. (a)                    15,000      592,650
  EMC Corporation (a)               40,000      548,400
  International Business
    Machines Corporation             8,000      593,600
                                            -----------
                                              1,734,650
                                            -----------


-------------------------------------------------------
COMMON STOCK                        SHARES        VALUE
-------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.9%
  Chicago Bridge & Iron Company
    N.V. (b)                        15,500   $  354,330
                                            -----------

CONTAINERS & PACKAGING - 2.2%
  Temple-Inland Inc.                25,000      928,750
                                            -----------

DIVERSIFIED FINANCIAL SERVICES - 1.5%
  Citigroup Inc.                     5,500      254,265
  JPMorgan Chase & Co.              10,000      353,200
                                            -----------
                                                607,465
                                            -----------

DIVERSIFIED TELECOMMUNICATION
    SERVICES - 4.6%
  ALLTEL Corporation                 7,000      435,960
  SBC Communications, Inc.          30,000      712,500
  Verizon Communications Inc.       22,000      760,100
                                            -----------
                                              1,908,560
                                            -----------

ENERGY EQUIPMENT & SERVICES - 0.8%
  Noble Corporation (b)              5,700      350,607
                                            -----------

FOOD & STAPLES RETAILING - 1.1%
  CVS Corporation                   16,000      465,120
                                            -----------

FOOD PRODUCTS - 1.0%
  McCormick & Company,
    Incorporated (c)                12,600      411,768
                                            -----------

HEALTH CARE EQUIPMENT &
    SUPPLIES - 2.5%
  Alcon, Inc. (b)                    4,800      524,880
  Fisher Scientific
    International Inc. (a)           8,000      519,200
                                            -----------
                                              1,044,080
                                            -----------

HOUSEHOLD PRODUCTS - 3.4%
  Kimberly-Clark Corporation        11,500      719,785
  The Procter & Gamble
    Company                         13,000      685,750
                                            -----------
                                              1,405,535
                                            -----------

INDUSTRIAL CONGLOMERATES - 2.0%
  General Electric Company          24,000      831,600
                                            -----------


                     See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
COMMON STOCK                        SHARES        VALUE
-------------------------------------------------------
INSURANCE - 3.2%
  American International
    Group, Inc.                      9,000  $   522,900
  Prudential Financial, Inc.        12,000      787,920
                                            -----------
                                              1,310,820
                                            -----------
INTERNET & CATALOG RETAIL - 0.7%
  eBay Inc. (a)                      8,700      287,187
                                            -----------

INVESTMENT BANK & BROKERAGE - 0.7%
  Morgan Stanley                     5,700      299,079
                                            -----------

IT SERVICES - 1.1%
  Accenture Ltd.- Class A (a)(b)    20,000      453,400
                                            -----------

LEISURE EQUIPMENT & PRODUCTS - 0.8%
  Eastman Kodak Company             12,000      322,200
                                            -----------

MEDIA - 4.6
  Clear Channel
    Communications, Inc.            20,000      618,600
  Gannett Co., Inc.                  8,000      569,040
  Time Warner Inc. (a)              25,000      417,750
  Viacom Inc. - Class B (c)          8,900      284,978
                                            -----------
                                              1,890,368
                                            -----------
MULTILINE RETAIL - 1.0%
  Kohl's Corporation (a)             7,500      419,325
                                            -----------

OIL & GAS EXPLORATION &
    PRODUCTION COMPANIES - 6.7%
  Anadarko Petroleum Corporation     7,000      575,050
  Burlington Resources Inc.          8,000      441,920
  EOG Resources, Inc.                7,000      397,600
  Kerr-McGee Corporation             4,313      329,125
  Noble Energy, Inc.                 8,000      605,200
  XTO Energy, Inc.                  12,000      407,880
                                            -----------
                                              2,756,775
                                            -----------

PAPER & FOREST PRODUCTS - 0.7%
  International Paper Company        9,700      293,037
                                            -----------

PETROLEUM REFINING - 1.4%
  Exxon Mobil Corporation           10,000      574,700
                                            -----------


-------------------------------------------------------
COMMON STOCK                        SHARES        VALUE
-------------------------------------------------------
PHARMACEUTICALS - 6.8%
  Abbott Laboratories               18,000  $   882,180
  Pfizer Inc.                       26,000      717,080
  Schering-Plough Corporation       45,000      857,700
  Teva Pharmaceutical
    Industries, Ltd. - ADR (b)      11,000      342,540
                                            -----------
                                              2,799,500
                                            -----------

SEMICONDUCTOR & SEMICONDUCTOR
    EQUIPMENT - 3.7%
  ATI Technologies Inc. (a)(b)      27,000      319,950
  Intel Corporation                 20,000      521,200
  Texas Instruments, Inc.           25,000      701,750
                                            -----------
                                              1,542,900
                                            -----------

SOFTWARE - 6.6%
  BMC Software, Inc. (a)            25,000      448,750
  Electronic Arts Inc. (a)           6,100      345,321
  Microsoft Corporation             15,000      372,600
  Oracle Corporation (a)            50,000      660,000
  Symantec Corporation (a)          14,100      306,534
  VERITAS Software
    Corporation (a)                 24,000      585,600
                                            -----------
                                              2,718,805
                                            -----------

SOFTWARE & SERVICES - 0.8%
  BEA Systems, Inc. (a)             37,500      329,250
                                            -----------

SPECIALTY RETAIL - 4.2%
  The Home Depot, Inc.              20,000      778,000
  PETsMART, Inc.                    16,000      485,600
  Tiffany & Co.                     15,400      504,504
                                            -----------
                                              1,768,104
                                            -----------

TOTAL COMMON STOCKS
    (Cost $30,997,099)                       37,654,707
                                            -----------


                     See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
SHORT-TERM
INVESTMENTS - 8.8%                  SHARES        VALUE
-------------------------------------------------------
MONEY MARKET FUNDS - 8.8%
  Dreyfus Cash Management
    Fund - Investor Shares       1,064,868  $ 1,064,868
  Federated Treasury
    Obligations Fund -
    Institutional Shares         1,116,794    1,116,794
  Nations Money Market
    Reserves Fund -
    Capital Shares               1,099,323    1,099,323
  SEI Daily Income Trust
    Government Fund -
    Class B                        380,761      380,761
                                            -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $3,661,746)                         3,661,746
                                            -----------

TOTAL INVESTMENTS - 99.7%
    (Cost $34,658,845)                       41,316,453

  Other Assets in Excess of
    Liabilities - 0.3%                          103,179
                                            -----------

  Total Net Assets - 100.0%                $ 41,419,632
                                           ============

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.
  (c)  Non-voting shares.

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
COMMON STOCKS - 70.0%               SHARES        VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE - 3.3%
  General Dynamics Corp.               700   $   76,678
  Raytheon Company                   3,132      122,524
  United Technologies
    Corporation                      2,000      102,700
                                            -----------
                                                301,902
                                            -----------

ASSET MANAGEMENT - 2.3%
  The Bank of New York
    Company, Inc.                    4,000      115,120
  Mellon Financial Corporation       3,440       98,694
                                            -----------
                                                213,814
                                            -----------

AUTO COMPONENTS - 0.9%
  Gentex Corporation                 4,400       80,080
                                            -----------

BEVERAGES - 2.3%
  The Coca-Cola Co.                  2,300       96,025
  PepsiCo, Inc.                      2,200      118,646
                                            -----------
                                                214,671
                                            -----------

BUILDING PRODUCTS - 0.9%
  American Standard
    Companies Inc.                   2,000       83,840
                                            -----------

CHEMICALS - 2.3%
  Air Products and Chemicals, Inc.   1,800      108,540
  E.I. du Pont de Nemours
    & Company                        2,400      103,224
                                            -----------
                                                211,764
                                            -----------

COMMERCIAL BANKS - 5.4%
  Bank of America Corporation        2,500      114,025
  Cullen/Frost Bankers, Inc.         2,600      123,890
  The South Financial Group, Inc.    4,300      122,206
  Wells Fargo & Company              2,200      135,476
                                            -----------
                                                495,597
                                            -----------

COMMERCIAL SERVICES & SUPPLIES - 2.4%
  H&R Block, Inc.                    2,100      122,535
  Waste Management, Inc.             3,500       99,190
                                            -----------
                                                221,725
                                            -----------

COMMUNICATIONS EQUIPMENT - 3.0%
  Cisco Systems, Inc. (a)            3,900       74,529
  Harris Corporation                 3,800      118,598
  Motorola, Inc.                     4,500       82,170
                                            -----------
                                                275,297
                                            -----------


-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.3%
  Dell, Inc. (a)                     2,900   $  114,579
  International Business
    Machines Corporation             1,300       96,460
                                            -----------
                                                211,039
                                            -----------

CONSTRUCTION & ENGINEERING - 1.2%
  Chicago Bridge & Iron
    Company N.V. (b)                 4,900      112,014
                                            -----------

CONTAINERS & PACKAGING - 1.3%
  Temple-Inland, Inc.                3,300      122,595
                                            -----------

DIVERSIFIED FINANCIAL SERVICES - 1.3%
  Citigroup Inc.                     2,566      118,626
                                            -----------

DIVERSIFIED TELECOMMUNICATION
    SERVICES - 3.0%
  ALLTEL Corporation                 1,600       99,648
  SBC Communications, Inc.           3,800       90,250
  Verizon Communications, Inc.       2,600       89,830
                                            -----------
                                                279,728
                                            -----------

ENERGY EQUIPMENT & SERVICES - 2.6%
  Noble Corporation (b)              1,800      110,718
  Schlumberger Ltd. (b)              1,650      125,301
                                            -----------
                                                236,019
                                            -----------

FOOD & STAPLES RETAILING - 1.3%
  Wal-Mart Stores, Inc.              2,500      120,500
                                            -----------

FOOD PRODUCTS - 1.1%
  Kraft Foods, Inc. - Class A        3,300      104,973
                                            -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
  Alcon, Inc. (b)                    1,200      131,220
  Medtronic, Inc.                    2,300      119,117
                                            -----------
                                                250,337
                                            -----------

HEALTH CARE PROVIDERS & SERVICES - 1.0%
  Triad Hospitals, Inc. (a)          1,600       87,424
                                            -----------

HOUSEHOLD PRODUCTS - 3.6%
  Colgate-Palmolive Co.              2,200      109,802
  Kimberly-Clark Corporation         1,700      106,403
  The Procter & Gamble Company       2,100      110,775
                                            -----------
                                                326,980
                                            -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)


-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 1.8%
  General Electric Company           4,800   $  166,320
                                            -----------

INSURANCE - 1.6%
  Prudential Financial, Inc.         2,181      143,204
                                            -----------

IT SERVICES - 4.2%
  Accenture Ltd. - Class A (a)(b)    4,200       95,214
  Automatic Data Processing, Inc.    2,200       92,334
  First Data Corp.                   2,600      104,364
  SunGard Data Systems, Inc. (a)     2,700       94,959
                                            -----------
                                                386,871
                                            -----------

MEDIA - 2.0%
  Harte-Hanks, Inc.                  3,000       89,190
  Viacom Inc. - Class B (c)          2,887       92,442
                                            -----------
                                                181,632
                                            -----------

OIL & GAS EXPLORATION &
    PRODUCTION COMPANIES - 5.3%
  Anadarko Petroleum Corporation     1,400      115,010
  EOG Resources, Inc.                2,200      124,960
  Unocal Corp.                       2,200      143,110
  XTO Energy, Inc.                   3,066      104,213
                                            -----------
                                                487,293
                                            -----------

PETROLEUM REFINING - 1.7%
  Exxon Mobil Corporation            2,800      160,916
                                            -----------

PHARMACEUTICALS - 4.3%
  Abbott Laboratories                2,100      102,921
  Pfizer, Inc.                       2,900       79,982
  Schering-Plough Corporation        6,500      123,890
  Teva Pharmaceutical
    Industries Ltd. - ADR (b)        3,000       93,420
                                            -----------
                                                400,213
                                            -----------

SEMICONDUCTOR & SEMICONDUCTOR
    EQUIPMENT - 1.2%
  Texas Instruments, Inc.            3,900      109,473
                                            -----------

SOFTWARE - 1.6%
  Microsoft Corporation              3,100       77,004
  VERITAS Software
    Corporation (a)                  3,000       73,200
                                            -----------
                                                150,204
                                            -----------


-------------------------------------------------------
COMMON STOCKS                       SHARES        VALUE
-------------------------------------------------------
SPECIALTY RETAIL - 2.1%
  The Home Depot, Inc.               3,100   $  120,590
  PETsMART, Inc.                     2,300       69,805
                                            -----------
                                                190,395
                                            -----------

TOTAL COMMON STOCKS
    (Cost $5,509,498)                         6,445,446
                                            -----------

-------------------------------------------------------
CORPORATE                        PRINCIPAL
BONDS - 26.6%                       AMOUNT        VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE - 1.4%
  Raytheon Company
    6.00%, 12/15/2010             $ 26,000       27,833
  United Technologies
    Corporation
    4.875%, 11/01/2006             100,000      101,190
                                            -----------
                                                129,023
                                            -----------

ASSET MANAGEMENT - 1.1%
  The Bank of New York
    Company, Inc.
    3.90%, 09/01/2007              100,000       99,447
                                            -----------

COMMERCIAL BANKS - 1.0%
  Bancwest Corp.
    8.30%, 01/15/2011               75,000       88,132
                                            -----------

COMMERCIAL SERVICES & SUPPLIES - 1.2%
  Waste Management, Inc.
    7.375%, 08/01/2010             100,000      111,945
                                            -----------

COMMUNICATIONS EQUIPMENT - 2.1%
  Harris Corporation
    6.35%, 02/01/2028              110,000      119,687
  Motorola, Inc.
    7.625%, 11/15/2010              65,000       74,458
                                            -----------
                                                194,145
                                            -----------

COMPUTERS & PERIPHERALS - 0.6%
  International Business
    Machines Corporation
    4.375%, 06/01/2009              50,000       50,588
                                            -----------

CONSUMER FINANCE - 1.1%
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008              100,000      105,622
                                            -----------

DIVERSIFIED FINANCIAL SERVICES - 1.1%
  Citigroup Inc.
    4.25%, 07/29/2009              100,000      100,430
                                            -----------



                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
CORPORATE                        PRINCIPAL
BONDS                               AMOUNT        VALUE
-------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
    SERVICES - 1.6%
  BellSouth Corporation
    5.00%, 10/15/2006             $100,000   $  101,399
  Chesapeake & Potomac
    Telephone Co.
    6.125%, 07/15/2005              50,000       50,029
                                            -----------
                                                151,428
                                            -----------

ELECTRIC UTILITIES - 1.1%
  FPL Group Capital, Inc.
    3.25%, 04/11/2006              100,000       99,519
                                            -----------

ELECTRICAL EQUIPMENT - 1.1%
  Emerson Electric Co.
    5.85%, 03/15/2009              100,000      105,745
                                            -----------

FOOD & STAPLES RETAILING - 1.7%
  CVS Corp.
    3.875%, 11/01/2007              85,000       84,636
  Wal-Mart Stores, Inc.
    5.45%, 08/01/2006               75,000       76,151
                                            -----------
                                                160,787
                                            -----------

INVESTMENT BANK & BROKERAGE - 2.3%
  Lehman Brothers Holdings, Inc.
    8.25%, 06/15/2007              100,000      107,758
  Morgan Stanley Group, Inc.
    6.875%, 03/01/2007             100,000      104,441
                                            -----------
                                                212,199
                                            -----------

IT SERVICES - 1.1%
  First Data Corp.
    4.70%, 11/01/2006              100,000      101,077
                                            -----------

MEDIA - 1.1%
  Viacom, Inc.
    6.40%, 01/30/2006              100,000      101,279
                                            -----------

MULTILINE RETAIL - 0.7%
  J.C. Penney Co., Inc.
  6.50%, 12/15/2007                 60,000       62,100
                                            -----------

-------------------------------------------------------
CORPORATE                        PRINCIPAL
BONDS                               AMOUNT        VALUE
-------------------------------------------------------
MULTI-UTILITIES & UNREGULATED
    POWER - 0.6%
  Duke Energy Corp.
    6.25%, 01/15/2012             $ 50,000   $   54,637
                                            -----------

OIL & GAS EXPLORATION &
    PRODUCTION COMPANIES - 3.4%
  Anadarko Petroleum Corporation
    3.25%, 05/01/2008              100,000       97,407
  Burlington Resources
    Finance Co. (b)
    6.68%, 02/15/2011              100,000      110,484
  EOG Resources, Inc.
    6.50%, 12/01/2007              100,000      104,670
                                            -----------
                                                312,561
                                            -----------

PAPER & FOREST PRODUCTS - 1.1%
  Weyerhaeuser Co.
    5.95%, 11/01/2008              100,000      104,775
                                            -----------

RESTAURANTS - 0.9%
  McDonald's Corp
    6.00%, 04/15/2011               75,000       81,468
                                            -----------

SOFTWARE - 0.3%
  Oracle Corporation
    6.91%, 02/15/2007               25,000       26,099
                                            -----------

TOTAL CORPORATE BONDS
    (Cost $2,412,043)                         2,453,006
                                            -----------

-------------------------------------------------------
U.S. GOVERNMENT & AGENCY
ISSUES - 1.7%
-------------------------------------------------------
U.S. TREASURY NOTES - 1.7%
  3.00%, 12/31/2006               $100,000       99,113
  5.00%, 08/15/2011                 50,000       53,323
                                            -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (Cost $153,126)                               152,436
                                            -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
SHORT-TERM
INVESTMENTS - 1.2%                  SHARES      VALUE
-------------------------------------------------------
MONEY MARKET FUND - 1.2%
  Nations Money Market Reserves
    Fund - Capital Shares          110,428   $  110,428
                                            -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $110,428)                             110,428
                                            -----------

TOTAL INVESTMENTS - 99.5%
    (Cost $8,185,095)                         9,161,316

Other Assets in Excess of
    Liabilities - 0.5%                           43,256
                                            -----------

Total Net Assets - 100.0%                   $ 9,204,572
                                            ===========

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-demoninated foreign security.
  (c)  Non-voting shares.

                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
CORPORATE                        PRINCIPAL
BONDS - 67.5%                       AMOUNT        VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE - 2.8%
  Lockheed Martin Corp.
    8.20%, 12/01/2009           $  820,000   $  950,889
  Raytheon Company
    6.00%, 12/15/2010              306,000      327,571
  United Technologies
    Corporation:
    4.875%, 11/01/2006           1,040,000    1,052,376
    7.125%, 11/15/2010             250,000      284,985
                                            -----------
                                              2,615,821
                                            -----------

ASSET MANAGEMENT - 2.6%
  The Bank of New York
    Company Inc.
    5.20%, 07/01/2007            1,000,000    1,019,522
  Mellon Funding Corporation
    6.40%, 05/14/2011            1,292,000    1,429,838
                                            -----------
                                              2,449,360
                                            -----------

BEVERAGES - 2.0%
  Anheuser-Busch Cos., Inc.
    Callable 01/15/2006
    5.75%, 01/15/2011              588,000      592,428
  PepsiCo, Inc.:
    3.20%, 05/15/2007              500,000      493,726
    5.75%, 01/15/2008              730,000      759,760
                                            -----------
                                              1,845,914
                                            -----------

CHEMICALS - 2.8%
  E. I. du Pont de Nemours
    & Company
    4.125%, 04/30/2010             750,000      751,264
  Lubrizol Corp.
    5.50%, 10/01/2014            1,250,000    1,291,474
  Praxair, Inc.
    6.90%, 11/01/2006              552,000      572,059
                                            -----------
                                              2,614,797
                                            -----------

COMMERCIAL BANKS - 2.7%
  Bank of America Corporation
    6.375%, 02/15/2008             350,000      369,533
  SunTrust Banks, Inc.
    6.25%, 06/01/2008              811,000      857,450
  Wells Fargo Financial, Inc.
    6.125%, 02/15/2006           1,231,000    1,246,417
                                            -----------
                                              2,473,400
                                            -----------


-------------------------------------------------------
CORPORATE                        PRINCIPAL
BONDS                               AMOUNT        VALUE
-------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 2.9%
  Allied Waste Industries, Inc.
    5.75%, 02/15/2011           $1,000,000   $  940,000
  Block Financial Corp.
    8.50%, 04/15/2007              490,000      524,948
  Waste Management, Inc.
    7.375%, 08/01/2010           1,049,000    1,174,299
                                            -----------
                                              2,639,247
                                            -----------

COMMUNICATIONS EQUIPMENT - 1.6%
  Motorola, Inc.
    7.625%, 11/15/2010           1,275,000    1,460,516
                                            -----------

COMPUTERS & PERIPHERALS - 2.3%
  Dell, Inc.
    6.55%, 04/15/2008            1,000,000    1,061,254
  Hewlett-Packard Co.
    5.50%, 07/01/2007            1,000,000    1,025,190
                                            -----------
                                              2,086,444
                                            -----------

CONSUMER FINANCE - 4.3%
  American Express Credit
    Corporation (a)
    3.36%, 03/30/2006            1,000,000    1,000,582
  American General
    Finance Corporation
    5.875%, 12/15/2005             200,000      201,838
  Capital One Bank
    5.125%, 02/15/2014             700,000      709,490
  General Electric Capital
    Corporation
    6.80%, 11/01/2005            1,000,000    1,010,097
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008            1,000,000    1,056,216
                                            -----------
                                              3,978,223
                                            -----------

CONTAINERS & PACKAGING - 1.6%
  Packaging Corp of America
    5.75%, 08/01/2013            1,500,000    1,502,324
                                            -----------

DIVERSIFIED FINANCIAL SERVICES - 1.3%
  Citicorp
    7.00%, 07/01/2007            1,157,000    1,225,447
                                            -----------

DIVERSIFIED TELECOMMUNICATION
    SERVICES - 2.4%
  ALLTEL Corporation
    6.75%, 09/15/2005            1,225,000    1,231,855
  GTE Florida, Inc.
    6.25%, 11/15/2005              330,000      332,813
  Verizon Global Funding Corp.
    6.75%, 12/01/2005              650,000      657,556
                                            -----------
                                              2,222,224
                                            -----------

                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
CORPORATE                        PRINCIPAL
BONDS                               AMOUNT        VALUE
-------------------------------------------------------
ELECTRIC UTILITIES - 3.9%
  Progress Energy, Inc.
    5.85%, 10/30/2008           $1,000,000  $ 1,041,309
  Southern Company
    Capital Funding, Inc.
    5.30%, 02/01/2007            1,000,000    1,021,535
  TXU Corp.
    6.375%, 06/15/2006           1,520,000    1,553,326
                                            -----------
                                              3,616,170
                                            -----------

ELECTRICAL EQUIPMENT - 2.7%
  Emerson Electric Co.:
    6.30%, 11/01/2005              500,000      503,541
    5.00%, 10/15/2008              850,000      873,905
    5.85%, 03/15/2009            1,025,000    1,083,885
                                            -----------
                                              2,461,331
                                            -----------

ENERGY EQUIPMENT & SERVICES - 1.0%
  Baker Hughes, Inc.
    6.00%, 02/15/2009              857,000      908,691
                                            -----------

FOOD & STAPLES RETAILING - 1.7%
  CVS Corporation
    3.875%, 11/01/2007             535,000      532,710
  Wal-Mart Stores, Inc.
    5.45%, 08/01/2006            1,000,000    1,015,350
                                            -----------
                                              1,548,060
                                            -----------

HEALTH CARE PROVIDERS & SERVICES - 0.2%
  HCA, Inc.
    5.25%, 11/06/2008              160,000      160,204
                                            -----------

HOUSEHOLD PRODUCTS - 0.6%
  Kimberly-Clark Corporation
    7.10%, 08/01/2007              500,000      530,438
                                            -----------

INDUSTRIAL CONGLOMERATES - 2.1%
  Tyco International Group SA (b):
    6.375%, 02/15/2006           1,500,000    1,520,291
    6.125%, 11/01/2008             254,000      269,151
    6.00%, 11/15/2013              140,000      152,501
                                            -----------
                                              1,941,943
                                            -----------


-------------------------------------------------------
CORPORATE                        PRINCIPAL
BONDS                               AMOUNT        VALUE
-------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 3.5%
  First Chicago Corporation
    6.375%, 01/30/2009          $1,000,000  $ 1,070,919
  Lehman Brothers Holdings, Inc.
    8.25%, 06/15/2007            1,000,000    1,077,579
  Morgan Stanley Group, Inc.
    6.875%, 03/01/2007           1,000,000    1,044,408
                                            -----------
                                              3,192,906
                                            -----------

IT SERVICES - 0.7%
  First Data Corp.:
    4.70%, 11/01/2006              235,000      237,531
    6.375%, 12/15/2007             400,000      420,523
                                            -----------
                                                658,054
                                            -----------

MEDIA - 1.7%
  Clear Channel
    Communications, Inc.:
    4.625%, 01/15/2008             725,000      717,045
    7.65%, 09/15/2010              775,000      840,299
                                            -----------
                                              1,557,344
                                            -----------

METALS & MINING - 2.0%
  Alcoa, Inc.
    4.25%, 08/15/2007              750,000      752,937
  Freeport-McMoRan
    Copper & Gold, Inc.
    Callable 02/01/2007
    10.125%, 02/01/2010            975,000    1,089,562
                                            -----------
                                              1,842,499
                                            -----------

MULTILINE RETAIL - 2.7%
  Dollar General Corp.
    Putable 6/15/2005
    8.625%, 06/15/2010           1,095,000    1,253,775
  J.C. Penney Co. Inc.
    6.50%, 12/15/2007              915,000      947,025
  Target Corp.
    6.35%, 01/15/2011              300,000      330,301
                                            -----------
                                              2,531,101
                                            -----------

MULTI-UTILITIES & UNREGULATED
    POWER - 1.2%
  Duke Energy Corp.
    6.25%, 01/15/2012            1,000,000    1,092,733
                                            -----------


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
CORPORATE                        PRINCIPAL
BONDS                               AMOUNT        VALUE
-------------------------------------------------------
OIL & GAS DRILLING - 1.0%
  Transocean, Inc. (b)
    6.625%, 04/15/2011          $  800,000   $  899,635
                                            -----------

OIL & GAS EXPLORATION &
    PRODUCTION COMPANIES - 8.0%
  Burlington Resources
    Finance Co. (b)
    6.68%, 02/15/2011            1,070,000    1,182,182
  Devon Financing Corp. ULC
    6.875%, 09/30/2011           1,000,000    1,120,402
  Duke Energy Field Services
    Corporation
    7.50%, 08/16/2005            1,915,000    1,922,578
  EOG Resources, Inc.
    6.50%, 12/01/2007            1,000,000    1,046,697
  Kerr-McGee Corporation
    6.875%, 09/15/2011           1,000,000    1,072,768
  XTO Energy, Inc.
    6.25%, 04/15/2013            1,000,000    1,083,912
                                            -----------
                                              7,428,539
                                            -----------

PETROLEUM REFINING - 1.2%
  Conoco Inc.
    6.35%, 04/15/2009            1,000,000    1,079,084
                                            -----------

REAL ESTATE - 0.9%
  Camden Property Trust
    7.00%, 11/15/2006              800,000      825,951
                                            -----------

RESTAURANTS - 1.2%
  McDonald's Corporation
    6.00%, 04/15/2011            1,000,000    1,086,237
                                            -----------

SOFTWARE - 0.8%
  Oracle Corporation
    6.91%, 02/15/2007              675,000      704,672
                                            -----------

TRADING COMPANIES & DISTRIBUTORS - 1.1%
  Hughes Supply, Inc. (c)
    5.50%, 10/15/2014            1,000,000    1,005,319
                                            -----------

TOTAL CORPORATE BONDS
    (Cost $61,880,414)                       62,184,628
                                            -----------


-------------------------------------------------------
FIRST MORTGAGE                   PRINCIPAL
BOND - 1.1%                  AMOUNT/SHARES        VALUE
-------------------------------------------------------
ELECTRIC UTILITIES - 1.1%
  PP&L, Inc.
    6.55%, 03/01/2006           $1,000,000  $ 1,017,104
                                            -----------

TOTAL FIRST MORTGAGE BOND
    (Cost $992,655)                           1,017,104
                                            -----------

-------------------------------------------------------
PREFERRED STOCKS - 2.1%
-------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 2.1%
  The Goldman Sachs Group, Inc.     40,000      996,800
  Merrill Lynch & Co., Inc.
    Callable 11/28/2009             40,000      946,000
                                            -----------

TOTAL PREFERRED STOCKS
    (Cost $2,000,000)                         1,942,800
                                            -----------

-------------------------------------------------------
U.S. GOVERNMENT
AGENCY ISSUES - 14.5%
-------------------------------------------------------
FANNIE MAE - 2.2%
  Callable 05/19/2006
    4.15%, 11/19/2007           $1,000,000    1,002,872
  Callable 8/10/2005
    5.01%, 11/10/2010            1,000,000    1,001,400
                                            -----------
                                              2,004,272
                                            -----------

FEDERAL HOME LOAN BANK - 1.2%
  5.25%, 06/18/2014              1,000,000    1,075,322
                                            -----------

FREDDIE MAC - 1.0%
  4.50%, 01/15/2015              1,000,000    1,020,395
                                            -----------

U. S. TREASURY INFLATION
    INDEXED BOND - 1.3%
  3.375%, 01/15/2012             1,095,700    1,223,889
                                            -----------

U. S. TREASURY NOTES - 8.8%
  1.875%, 01/31/2006             1,000,000      991,485
  4.75%, 11/15/2008              1,000,000    1,033,438
  5.75%, 08/15/2010                750,000      819,932
  5.00%, 08/15/2011              1,000,000    1,066,446
  4.875%, 02/15/2012             1,000,000    1,062,344
  4.375%, 08/15/2012             1,000,000    1,037,422
  4.75%, 05/15/2014              1,000,000    1,061,407


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
U.S. GOVERNMENT                  PRINCIPAL
AGENCY ISSUES                AMOUNT/SHARES        VALUE
-------------------------------------------------------
U. S. TREASURY NOTES - 8.8% (CONTINUED)
    4.25%, 08/15/2014           $1,000,000  $ 1,024,219
                                            -----------
                                              8,096,693
                                            -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $13,372,808)                       13,420,571
                                            -----------

-------------------------------------------------------
SHORT-TERM
INVESTMENTS - 14.9%
-------------------------------------------------------
COMMERCIAL PAPER - 12.5%
  American Express Credit
    Corporation
    3.07%, 07/15/2005            2,000,000    1,997,609
  American General Finance
    Corporation
    3.21%, 07/18/2005            2,000,000    1,996,978
  Citicorp:
    3.04%, 07/01/2005            2,000,000    2,000,000
    3.06%, 07/08/2005            2,000,000    1,998,814
  General Electric Capital
    Corporation:
    3.01%, 07/05/2005            1,500,000    1,499,498
    3.10%, 07/22/2005            2,000,000    1,996,220
                                            -----------
                                             11,489,119
                                            -----------

MONEY MARKET FUND - 2.4%
  Nations Money Market
    Reserves Fund - Capital
    Shares                       2,213,756    2,213,756
                                           ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $13,702,875)                       13,702,875
                                           ------------

TOTAL INVESTMENTS - 100.1%
    (Cost $91,948,752)                     $ 92,267,978
                                           ------------

  Liabilities in Excess of
    Other Assets - (0.1)%                      (99,767)
                                           ------------

  Total Net Assets - 100.0%                $ 92,168,211
                                           ============

    (a) Variable rate security.
    (b) Dollar-denominated foreign security.
    (c) 144A security.

                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2005 (UNAUDITED)

                                                    LKCM                           LKCM            LKCM            LKCM
                                                 SMALL CAP         LKCM          BALANCED      FIXED INCOME    INTERNATIONAL
                                                EQUITY FUND    EQUITY FUND          FUND           FUND             FUND
ASSETS:
Investments, at value *.....................   $320,863,393    $41,316,453       $9,161,316     $92,267,978     $25,679,914**
Cash........................................             --            349              110              --              --
Dividends and interest receivable ..........         63,284         41,011           45,573       1,181,978              --
Receivable for investments sold ............      3,303,046        375,319               --              --              --
Receivable from Adviser ....................             --             --              482              --           1,039
Receivable for fund shares sold ............         10,644         10,383            3,808           1,089         104,295
Other assets................................         50,191         19,168            4,595          14,681           7,969
                                               ------------    -----------       ----------     -----------     -----------
  Total assets..............................    324,290,558     41,762,683        9,215,884      93,465,726      25,793,217
                                               ------------    -----------       ----------     -----------     -----------

LIABILITIES:
Payable for investments purchased ..........      2,942,478        282,804               --       1,171,502              --
Payable for investment advisory fees .......        576,758         37,248               --          90,587              --
Payable for fund shares redeemed ...........          2,000            301               --              --              --
Distribution expense payable ...............          4,483             --               --              --              --
Accrued expenses and other liabilities .....        111,620         22,698           11,312          35,426          16,518
                                               ------------    -----------       ----------     -----------     -----------
  Total liabilities.........................      3,637,339        343,051           11,312       1,297,515          16,518
                                               ------------    -----------       ----------     -----------     -----------
NET ASSETS..................................   $320,653,219    $41,419,632       $9,204,572     $92,168,211     $25,776,699
                                               ============    ===========       ==========     ===========     ===========

NET ASSETS CONSIST OF:
Paid in capital.............................   $184,966,752    $33,788,722       $8,368,094     $91,987,347     $57,750,445
Undistributed net investment income ........             --        219,839            1,580         132,741       1,144,407
Accumulated net realized gain (loss) on
securities and foreign currency
transactions ...............................     35,591,203        753,463         (141,323)       (271,103)    (31,988,223)
Net unrealized appreciation
(depreciation) on:
  Investments...............................    100,095,264      6,657,608          976,221         319,226      (1,113,193)
  Other assets and liabilities
  denominated in foreign currency ..........             --             --               --              --         (16,737)
                                               ------------    -----------       ----------     -----------     -----------
Net assets..................................   $320,653,219    $41,419,632       $9,204,572     $92,168,211     $25,776,699
                                               ============    ===========       ==========     ===========     ===========

INSTITUTIONAL CLASS***
Net assets..................................   $312,994,805    $41,419,632       $9,204,572     $92,168,211     $25,776,699
Shares of beneficial interest
  outstanding (unlimited shares of no
  par value authorized).....................     14,133,251      3,156,666          766,318       8,906,576       2,774,287
Net asset value per share
  (offering and redemption price) ..........   $      22.15    $     13.12       $    12.01     $     10.35     $      9.29
                                               ============    ===========       ==========     ===========     ===========

ADVISER CLASS
Net assets..................................   $  7,658,414
Shares of beneficial interest
  outstanding (unlimited shares of
  no par value authorized) .................        347,771
Net asset value per share
  (offering and redemption price) ..........   $      22.02
                                               ============
*Cost of Investments........................   $220,768,129    $34,658,845       $8,185,095     $91,948,752
                                               ============    ===========       ==========     ===========

**  Investment in the Master Portfolio (See Note A).
*** Currently, only the Small Cap Equity and Equity Funds offer a second class.

                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                    LKCM                           LKCM            LKCM            LKCM
                                                 SMALL CAP         LKCM          BALANCED      FIXED INCOME    INTERNATIONAL
                                                EQUITY FUND    EQUITY FUND          FUND           FUND             FUND
INVESTMENT INCOME:
Dividends *.................................   $    533,916    $   282,858       $   51,508     $     7,908     $   328,815
Interest....................................        122,117         34,814           59,155       1,918,263          12,186
Expenses allocated from
  Master Portfolio..........................             --             --               --              --        (207,820)
                                               ------------    -----------       ----------     -----------     -----------
    Total income............................        656,033        317,672          110,663       1,926,171         133,181
                                               ------------    -----------       ----------     -----------     -----------

EXPENSES:
Investment advisory fees....................      1,176,314        134,367           29,187         229,621          77,052
Distribution expense - Adviser Class........          9,067             --               --              --              --
Administrative fees.........................        139,949         22,463           10,055          38,355          22,765
Accounting and transfer agent fees
  and expenses..............................         69,318         28,336           18,880          33,986          16,711
Professional fees...........................         66,322          7,615            1,779          17,475           7,660
Federal and state registration..............         22,376         12,757            2,996           5,182           5,132
Custody fees and expenses...................         19,674          2,553            1,548           6,686             924
Reports to shareholders.....................         11,334          1,236              312           2,844           1,398
Trustees' fees..............................         16,087          1,760              412           4,340           2,020
Other.......................................         18,530          2,129              562           4,939           2,401
                                               ------------    -----------       ----------     -----------     -----------
  Total expenses............................      1,548,971        213,216           65,731         343,428         136,063
  Less, expense waiver and/or
    reimbursement...........................             --        (59,653)         (29,808)        (44,920)       (158,973)
                                               ------------    -----------       ----------     -----------     -----------
  Net expenses (waiver).....................      1,548,971        153,563           35,923         298,508         (22,910)
                                               ------------    -----------       ----------     -----------     -----------
NET INVESTMENT INCOME (LOSS)................       (892,938)       164,109           74,740       1,627,663         156,091
                                               ------------    -----------       ----------     -----------     -----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments...............................     29,760,501      1,150,752            8,991         (39,274)      2,771,639**
  Foreign currency transactions.............             --             --               --              --          92,720**
                                               ------------    -----------       ----------     -----------     -----------
                                                 29,760,501      1,150,752            8,991         (39,274)      2,864,359
                                               ------------    -----------       ----------     -----------     -----------
Net change in unrealized appreciation/
  depreciation on:
  Investments...............................    (19,937,138)    (1,203,362)         122,944        (608,459)     (3,150,917)**
  Foreign currency transactions ............             --             --               --              --         (78,107)**
                                               ------------    -----------       ----------     -----------     -----------
                                                (19,937,138)    (1,203,362)         122,944        (608,459)     (3,229,024)
                                               ------------    -----------       ----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS.....................      9,823,363        (52,610)         131,935        (647,733)       (364,665)
                                               ------------    -----------       ----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ................   $  8,930,425    $   111,499       $  206,675     $   979,930     $  (208,574)
                                               ============    ===========       ==========     ===========     ===========

*Net of foreign taxes withheld .............   $         --    $     2,019       $      586     $        --     $    93,935
                                               ============    ===========       ==========     ===========     ===========
** Allocated from the Master Portfolio

                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                         LKCM                            LKCM
                                                SMALL CAP EQUITY FUND                  EQUITY FUND
                                            ------------------------------   -------------------------------
                                            Six months Ended   Year Ended    Six months Ended   Year Ended
                                              June 30, 2005   December 31,     June 30, 2005    December 31,
                                                (Unaudited)       2004          (Unaudited)         2004
                                               ------------   ------------      -----------     -----------
OPERATIONS:
Net investment income (loss)................   $   (892,938)  $ (1,174,444)     $   164,109     $   319,860
Net realized gain on investments ...........     29,760,501     32,671,697        1,150,752         380,225
Net change in unrealized
  appreciation/depreciation
  on investments............................    (19,937,138)    31,063,175       (1,203,362)      2,000,598
                                               ------------   ------------      -----------     -----------
   Net increase in net assets
     resulting from operations..............      8,930,425     62,560,428          111,499       2,700,683
                                               ------------   ------------      -----------     -----------

DIVIDENDS AND DISTRIBUTIONS
  TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income.......................             --             --               --        (322,328)
Net realized gain on investments............             --    (34,744,980)              --              --
                                               ------------   ------------      -----------     -----------
                                                         --    (34,744,980)              --        (322,328)
                                               ------------   ------------      -----------     -----------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments............             --       (740,090)              --              --
                                               ------------   ------------      -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)..........    (40,596,391)    54,765,784        4,068,610       1,131,995
                                               ------------   ------------      -----------     -----------
   Total increase (decrease) in net assets..    (31,665,966)    81,841,142        4,180,109       3,510,350

NET ASSETS:.................................
Beginning of period.........................    352,319,185    270,478,043       37,239,523      33,729,173
                                               ------------   ------------      -----------     -----------
End of period *.............................   $320,653,219   $352,319,185      $41,419,632     $37,239,523
                                               ============   ============      ===========     ===========

* Including undistributed net
  investment income of:.....................   $         --   $     42,586      $   219,839     $    55,730
                                               ============   ============      ===========     ===========


                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                          LKCM                            LKCM
                                                     BALANCED FUND                 FIXED INCOME FUND
                                            ------------------------------   -------------------------------
                                            Six months Ended   Year Ended    Six months Ended   Year Ended
                                              June 30, 2005   December 31,     June 30, 2005    December 31,
                                                (Unaudited)       2004          (Unaudited)         2004
                                               ------------   ------------      -----------     -----------
OPERATIONS:
Net investment income.......................   $     74,740   $    162,212      $ 1,627,663     $ 2,894,293
Net realized gain (loss) on investments ....          8,991        168,179          (39,274)        111,740
Net change in unrealized
  appreciation/depreciation
  on investments............................        122,944        255,933         (608,459)     (1,039,652)
                                               ------------   ------------      -----------     -----------
   Net increase in net assets
     resulting from operations..............        206,675        586,324          979,930       1,966,381
                                               ------------   ------------      -----------     -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income.......................        (74,690)      (170,801)      (1,639,441)     (2,857,352)
                                               ------------   ------------      -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).....        664,764       (760,466)        (455,226)     25,819,968
                                               ------------   ------------      -----------     -----------
   Total increase (decrease) in net assets..        796,749       (344,943)      (1,114,737)     24,928,997

NET ASSETS:
Beginning of period.........................      8,407,823      8,752,766       93,282,948      68,353,951
                                               ------------   ------------      -----------     -----------
End of period *.............................   $  9,204,572   $  8,407,823      $92,168,211     $93,282,948
                                               ============   ============      ===========     ===========

* Including undistributed net
  investment income of:.....................   $      1,580   $      1,530      $   132,741     $   144,519
                                               ============   ============      ===========     ===========

                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        LKCM
                                                                 INTERNATIONAL FUND
                                                            ------------------------------
                                                            Six Months Ended   Year Ended
                                                              June 30, 2005   December 31,
                                                               (Unaudited)       2004
                                                               -----------    -----------
OPERATIONS:
Net investment income........................................  $   156,091     $  189,931
Net realized gain on investments, futures contracts and
   foreign currency transactions ............................    2,864,359      6,565,856
Net change in unrealized appreciation/depreciation...........   (3,229,024)    (2,451,614)
                                                               -----------    -----------
  Net increase (decrease) in net assets resulting
     from operations ........................................     (208,574)     4,304,173
                                                               -----------    -----------

DIVIDENDS TO SHAREHOLDERS:
Net investment income........................................           --       (464,052)
                                                               -----------    -----------

NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS
   (NOTE C) .................................................  (16,118,623)    (2,925,690)
                                                               -----------    -----------
Total increase (decrease) in net assets......................  (16,327,197)       914,431

NET ASSETS:
Beginning of period..........................................   42,103,896     41,189,465
                                                               -----------    -----------
End of period *..............................................  $25,776,699    $42,103,896
                                                               ===========    ===========
* Including undistributed net investment income of:..........  $ 1,144,407    $   988,316
                                                               ===========    ===========


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                            LKCM SMALL CAP EQUITY FUND
                                                 Institutional  Institutional Institutional
                                                      Class         Class         Class*
                                                   Six Months       Year          Year          Year         Year          Year
                                                      Ended         Ended         Ended         Ended        Ended         Ended
                                                  June 30, 2005  December 31,  December 31,  December 31, December 31,  December 31,
                                                   (Unaudited)       2004          2003           2002         2001        2000
                                                     --------      --------      --------      --------      --------    --------
NET ASSET VALUE -- BEGINNING OF PERIOD               $  21.46      $  19.54      $  15.24      $  17.29      $  17.00    $  18.08
                                                     --------      --------      --------      --------      --------    --------
Net investment income (loss)................            (0.06)(2)     (0.08)(1)     (0.08)(1)     (0.03)(2)      0.08        0.05
Net realized and unrealized gain (loss)
   on investments...........................             0.75          4.40          5.38         (2.01)         1.20        2.02
                                                     --------      --------      --------      --------      --------    --------
    Total from investment operations .......             0.69          4.32          5.30         (2.04)         1.28        2.07
                                                     --------      --------      --------      --------      --------    --------
Dividends from net investment income                       --            --            --         (0.00)(3)     (0.07)      (0.05)
Distributions from net realized gains ......               --         (2.40)        (1.00)        (0.01)        (0.92)      (3.10)
                                                     --------      --------      --------      --------      --------    --------
    Total dividends and distributions ......               --         (2.40)        (1.00)        (0.01)        (0.99)      (3.15)
                                                     --------      --------      --------      --------      --------    --------
NET ASSET VALUE -- END OF PERIOD............         $  22.15      $  21.46      $  19.54      $  15.24      $  17.29    $  17.00
                                                     ========      ========      ========      ========      ========    ========
TOTAL RETURN................................            3.22%(4)     22.09%        34.71%      (11.79)%         7.50%      11.37%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ......         $312,995      $344,990      $266,842      $206,886      $220,570    $211,001
Ratio of expenses to average net assets ....            0.98%(5)      0.96%         0.97%         0.94%         0.92%       0.93%
Ratio of net investment income (loss) ......
  to average net assets.....................          (0.56)%(5)    (0.38)%       (0.45)%       (0.19)%         0.46%       0.32%
Portfolio turnover rate(6)..................              22%           53%           43%           52%           62%         79%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares.
(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)  Less than $(0.005).
(4)  Not annualized.
(5)  Annualized.
(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                           LKCM SMALL CAP EQUITY FUND - ADVISER CLASS
                                                            Six Months         Year       June 5, 2003
                                                               Ended           Ended         through
                                                           June 30, 2005    December 31,   December 31,
                                                            (Unaudited)         2004          2003*
                                                            ----------        -------        -------
NET ASSET VALUE -- BEGINNING OF PERIOD......................   $ 21.36        $ 19.51        $ 16.85
                                                               -------        -------        -------
Net investment loss.........................................     (0.09)(1)      (0.13)(2)      (0.08)(2)
Net realized and unrealized gain on investments.............      0.75           4.38           3.74
                                                               -------        -------        -------
    Total from investment operations........................      0.66           4.25           3.66
                                                               -------        -------        -------
Distributions from net realized gains.......................        --          (2.40)         (1.00)
                                                               -------        -------        -------
NET ASSET VALUE -- END OF PERIOD............................     22.02        $  21.36        $ 19.51
                                                               =======        ========        =======
TOTAL RETURN ...............................................     3.09%(3)       21.76%         21.66%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................    $7,658          $7,329        $3,636
Ratio of expenses to average net assets ....................     1.23%(4)        1.21%         1.21%(4)
Ratio of net investment loss to average net assets .........   (0.81)%(4)      (0.63)%       (0.69)%(4)
Portfolio turnover rate(5)..................................       22%             53%           43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.
(1) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)  Not annualized.
(4)  Annualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                  LKCM EQUITY FUND
                                                   Six Months      Year         Year          Year           Year         Year
                                                     Ended         Ended        Ended         Ended          Ended        Ended
                                                 June 30, 2005  December 31,  December 31,  December 31,  December 31,  December 31,
                                                  (unaudited)        2004         2003          2002          2001         2000
                                                    --------      --------      --------      --------      --------     --------
NET ASSET VALUE -- BEGINNING OF PERIOD              $  13.09      $  12.24      $   9.98      $  11.76      $  13.25     $  14.91
                                                    --------      --------      --------      --------      --------     --------
Net investment income.......................            0.05          0.11          0.07          0.06          0.08         0.40
Net realized and unrealized gain (loss)
  on investments............................           (0.02)         0.85          2.26         (1.78)        (1.49)        0.24
                                                    --------      --------      --------      --------      --------     --------
   Total from investment operations.........            0.03          0.96          2.33         (1.72)        (1.41)        0.64
                                                    --------      --------      --------      --------      --------     --------
Dividends from net investment income .......              --         (0.11)        (0.07)        (0.06)        (0.06)       (0.40)
Distributions from net realized gains ......              --            --            --            --         (0.02)       (1.90)
                                                    --------      --------      --------      --------      --------     --------
   Total dividends and distributions .......              --         (0.11)        (0.07)        (0.06)        (0.08)       (2.30)
                                                    --------      --------      --------      --------      --------     --------
NET ASSET VALUE -- END OF PERIOD............        $  13.12      $  13.09      $  12.24      $   9.98      $  11.76     $  13.25
                                                    ========      ========      ========      ========      ========     ========
TOTAL RETURN................................           0.23%(1)      7.88%        23.38%      (14.64)%      (10.61)%        4.14%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ......        $ 41,420      $ 37,240      $ 33,729      $ 24,672      $ 26,822     $ 24,800
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement           1.11%(2)      1.18%         1.18%         1.05%         1.05%        1.06%
  After expense waiver and/or reimbursement            0.80%(2)      0.80%         0.80%         0.80%         0.80%        0.80%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement           0.54%(2)      0.54%         0.33%         0.29%         0.53%        2.33%
  After expense waiver and/or reimbursement            0.85%(2)      0.92%         0.71%         0.54%         0.78%        2.59%
Portfolio turnover rate.....................             15%           28%           14%           44%           35%          57%

(1) Not annualized.
(2) Annualized.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                LKCM BALANCED FUND
                                                   Six Months      Year          Year          Year          Year          Year
                                                     Ended         Ended         Ended         Ended         Ended         Ended
                                                 June 30, 2005  December 31,  December 31,  December 31,  December 31,  December 31,
                                                   (unaudited)       2004         2003          2002          2001         2000
                                                    --------      --------      --------      --------      --------     --------
NET ASSET VALUE -- BEGINNING OF PERIOD .....        $  11.85      $  11.29      $   9.86      $  11.44      $  11.77     $  12.30
                                                    --------      --------      --------      --------      --------     --------
Net investment income.......................            0.10          0.22          0.19          0.23          0.30         0.26
Net realized and unrealized gain (loss)
   on investments...........................            0.16          0.57          1.42         (1.59)        (0.26)       (0.55)
                                                    --------      --------      --------      --------      --------     --------
   Total from investment operations.........            0.26          0.79          1.61         (1.36)         0.04        (0.29)
                                                    --------      --------      --------      --------      --------     --------
Dividends from net investment income .......           (0.10)        (0.23)        (0.18)        (0.21)        (0.32)       (0.22)
Distributions from net realized gains ......              --            --            --         (0.01)        (0.05)       (0.02)
                                                    --------      --------      --------      --------      --------     --------
   Total dividends and distributions .......           (0.10)        (0.23)        (0.18)        (0.22)        (0.37)       (0.24)
                                                    --------      --------      --------      --------      --------     --------
NET ASSET VALUE -- END OF PERIOD............        $  12.01      $  11.85      $  11.29      $   9.86      $  11.44     $  11.77
                                                    ========      ========      ========      ========      ========     ========
TOTAL RETURN................................           2.18%(1)      7.10%        16.59%      (11.97)%         0.47%      (2.34)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $  9,205      $  8,408      $  8,753      $  7,298      $  7,375     $  7,767
Ratio of expenses to average net assets:
  Before expense reimbursement..............           1.46%(2)      1.49%         1.52%         1.66%         1.58%        1.72%
  After expense reimbursement...............           0.80%(2)      0.80%         0.80%         0.80%         0.80%        0.80%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement           1.00%(2)      1.20%         1.09%         1.31%         1.83%        1.24%
  After expense waiver and/or reimbursement.           1.66%(2)      1.89%         1.81%         2.17%         2.61%        2.16%
Portfolio turnover rate.....................             10%           19%           24%           17%           37%          48%

(1) Not annualized.
(2) Annualized.


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                            LKCM FIXED INCOME FUND
                                                    Six Months      Year          Year         Year          Year          Year
                                                       Ended        Ended         Ended        Ended         Ended         Ended
                                                 June 30, 2005  December 31,  December 31,  December 31,  December 31,  December 31,
                                                    (Unaudited)       2004         2003          2002          2001         2000
                                                     --------      --------      --------      --------      --------    --------
NET ASSET VALUE -- BEGINNING OF PERIOD .....         $  10.42      $  10.52      $  10.61      $  10.48      $  10.01    $   9.69
                                                     --------      --------      --------      --------      --------    --------
Net investment income.......................             0.18          0.39          0.42          0.51          0.60        0.56
Net realized and unrealized gain (loss)
   on investments...........................            (0.07)        (0.10)        (0.08)         0.13          0.45        0.31
                                                     --------      --------      --------      --------      --------    --------
   Total from investment operations ........             0.11          0.29          0.34          0.64          1.05        0.87
                                                     --------      --------      --------      --------      --------    --------
Dividends from net investment income .......            (0.18)        (0.39)        (0.43)        (0.51)        (0.58)      (0.55)
                                                     --------      --------      --------      --------      --------    --------
NET ASSET VALUE -- END OF PERIOD............         $  10.35      $  10.42      $  10.52      $  10.61      $  10.48    $  10.01
                                                     ========      ========      ========      ========      ========    ========
Total Return................................            1.13%(1)      2.77%         3.25%         6.32%        10.76%       9.26%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ......         $ 92,168      $ 93,283      $ 68,354      $ 56,565      $ 45,446    $ 33,560
Ratio of expenses to average net assets:
  Before expense reimbursement..............            0.75%(2)      0.75%         0.77%         0.75%         0.77%       0.84%
  After expense reimbursement...............            0.65%(2)      0.65%         0.65%         0.65%         0.65%       0.65%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement            3.45%(2)      3.78%         3.98%         4.96%         5.81%       5.63%
  After expense waiver and/or reimbursement             3.55%(2)      3.88%         4.10%         5.06%         5.93%       5.82%
Portfolio turnover rate.....................              27%           27%           58%           40%           36%         28%

(1) Not annualized.
(2) Annualized.


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                  LKCM INTERNATIONAL FUND
                                                    Six Months     Year          Year          Year          Year          Year
                                                       Ended       Ended         Ended         Ended         Ended         Ended
                                                 June 30, 2005  December 31,  December 31,  December 31,  December 31,  December 31,
                                                    (Unaudited)      2004          2003          2002          2001        2000
                                                     --------      --------      --------      --------      --------    --------
NET ASSET VALUE -- BEGINNING OF PERIOD .....         $   9.40      $   8.52      $   6.41      $   8.07      $  11.44    $  15.44
                                                     --------      --------      --------      --------      --------    --------
Net investment income.......................             0.04(1)       0.04(1)       0.07(2)       0.08(1)       0.01(1)     0.06(1)
Net realized and unrealized gain (loss)
  on investments............................            (0.15)         0.95          2.13         (1.60)        (3.35)      (1.74)
                                                     --------      --------      --------      --------      --------    --------
   Total from investment operations ........            (0.11)         0.99          2.20         (1.52)        (3.34)      (1.68)
                                                     --------      --------      --------      --------      --------    --------
Redemption fees.............................               --            --          0.02            --            --          --
                                                     --------      --------      --------      --------      --------    --------
Dividends from net investment income .......               --         (0.11)        (0.11)        (0.14)           --       (0.01)
Distributions from net realized gains ......               --            --            --            --         (0.03)      (2.31)
                                                     --------      --------      --------      --------      --------    --------
   Total dividends and distributions .......               --         (0.11)        (0.11)        (0.14)        (0.03)      (2.32)
                                                     --------      --------      --------      --------      --------    --------
NET ASSET VALUE -- END OF PERIOD............         $   9.29      $   9.40      $   8.52      $   6.41      $   8.07    $  11.44
                                                     ========      ========      ========      ========      ========    ========
TOTAL RETURN................................          (1.17)%(4)     11.59%        34.68%      (18.86)%      (29.16)%    (10.68)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $ 25,777      $ 42,104      $ 41,189      $ 31,542      $ 70,368    $ 99,526
Ratio of expenses to average net assets:
  Before expense reimbursement..............            2.23%(5)      1.67%         1.99%         1.55%         1.56%       1.51%
  After expense reimbursement...............            1.20%(5)      1.20%         1.20%         1.20%         1.20%       1.20%
Ratio of net investment income (loss) to average
  net assets:
  Before expense waiver and/or reimbursement           (0.02)(5)      0.01%         0.25%         0.68%        (0.21)%      0.08%
  After expense waiver and/ or reimbursement            1.01%(5)      0.48%         1.04%         1.03%         0.15%       0.39%
Portfolio turnover rate.....................              N/A           N/A           N/A           N/A           N/A     186%(3)

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.
(3) On October 2, 2000, the Fund invested all of its investable assets into the TT EAFE Portfolio, which has an identical investment objective as the Fund. Portfolio turnover rate is provided for the period January 1, 2000 through September 30, 2000.
(4)  Not annualized.
(5)  Annualized.

                     See notes to the financial statements.

                                   LKCM FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five diversified series of shares comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity
Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note C. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above-average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The LKCM International Fund currently attempts to achieve its goal by operating under a master-feeder structure. This means that the LKCM International Fund currently intends to seek its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio" or "Master Portfolio"), a series of the TT International U.S.A. Master Trust, which has an identical investment objective as the LKCM International Fund and is managed by TT International Investment Management ("TT International"). On October 2, 2000, the International Fund invested all of its investable assets into the Portfolio. At June 30, 2005, the LKCM International Fund has a 62.8% ownership interest in the Portfolio, which is recorded at value. The Portfolio's financial statements are included within this annual report and should be read in conjunction with the financial statements of the LKCM International Fund. The LKCM International Fund records its daily pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the LKCM International Fund accrues its own expenses daily as incurred. Accounting policies of the Portfolio, including valuation of investments, are more fully described in the Portfolio's financial statements.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Luther King Capital Management Corporation (the "Adviser"). The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

     6. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

     7. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     8. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     9. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's average daily net assets. For the six months ended June 30, 2005, the Adviser waived and/or reimbursed the following expenses:

                            LKCM       LKCM        LKCM        LKCM           LKCM
                          SMALL CAP   EQUITY     BALANCED     FIXED       INTERNATIONAL
                         EQUITY FUND   FUND        FUND     INCOME FUND       FUND
Annual Advisory Rate        0.75%      0.70%       0.65%       0.50%          (1)(2)
Annual Cap on Expenses      1.00%      0.80%       0.80%       0.65%          1.20%
Expenses Waived and/or
Reimbursed                    --     $59,653     $29,808     $44,920       $158,973

(1) To the extent that the Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.

(2) TT International is entitled to receive a fee from the Portfolio, calculated daily and payable monthly, at the annual rate of 0.50%.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Funds except LKCM International Fund. U.S. Bank, N.A. serves as custodian for all LKCM Funds except LKCM International Fund. The Northern Trust Company serves as custodian for the LKCM International Fund. SEI Investments Company serves as accounting services agent and sub-administrator of the LKCM International Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the Fund's average daily net assets. For the six months ended June 30, 2005, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $9,067.

C. FUND SHARES: At June 30, 2005, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND

                                        SIX MONTHS ENDED                  YEAR ENDED
                                          JUNE 30, 2005                DECEMBER 31, 2004
                                  ---------------------------     ---------------------------
                                      INSTITUTIONAL CLASS            INSTITUTIONAL CLASS
                                    SHARES          AMOUNT          SHARES           AMOUNT
                                  ----------     ------------     ----------      -----------
Shares sold                        2,561,859     $ 54,185,834      1,746,881      $36,698,335
Shares issued to shareholders in
  reinvestment of distributions           --               --      1,554,711       33,414,333
Shares redeemed                   (4,506,542)     (94,880,939)      (881,679)     (18,659,138)
Redemption fee                                          1,316                           1,775
                                  ----------     ------------     ----------      -----------
Net increase (decrease)           (1,944,683)    $(40,693,789)     2,419,913      $51,455,305
                                                 ============                     ===========
SHARES OUTSTANDING:
Beginning of period               16,077,934                      13,658,021
                                  ----------                      ----------
End of period                     14,133,251                      16,077,934
                                  ==========                      ==========

                                                                       JUNE 5, 2003*
                                       SIX MONTHS ENDED                   THROUGH
                                        JUNE 30, 2005                 DECEMBER 31, 2003
                                  ---------------------------     ---------------------------
                                         ADVISER CLASS                   ADVISER CLASS
                                    SHARES          AMOUNT          SHARES           AMOUNT
                                  ----------     ------------     ----------      -----------
Shares sold                            5,367     $    112,353        122,160      $ 2,570,989
Shares issued to shareholders in
  reinvestment of distributions           --               --         34,600          740,090
Shares redeemed                         (700)         (14,955)           (30)            (600)
                                  ----------     ------------     ----------      -----------
Net increase                           4,667     $     97,398        156,730      $ 3,310,479
                                                 ============                     ===========
SHARES OUTSTANDING:
Beginning of period                  343,104                         186,374
                                  ----------                      ----------
End of period                        347,771                         343,104
                                  ==========                      ==========
Total Net Increase (Decrease)                    $(40,596,391)                    $54,765,784
                                                 ============                     ===========

*    Commencement of sales.

EQUITY FUND
                                       SIX MONTHS ENDED                  YEAR ENDED
                                        JUNE 30, 2005                 DECEMBER 31, 2004
                                  ---------------------------     ---------------------------
                                    SHARES          AMOUNT          SHARES           AMOUNT
                                  ----------     ------------     ----------      -----------
Shares sold                          412,940     $  5,375,591        394,455      $ 4,891,097
Shares issued to shareholders in
  reinvestment of distributions           --               --         22,116          289,503
Shares redeemed                     (100,880)      (1,306,981)      (327,863)      (4,048,693)
Redemption fee                                             --                              88
                                  ----------     ------------     ----------      -----------
Net increase                         312,060     $  4,068,610         88,708      $ 1,131,995
                                                 ============                     ===========
SHARES OUTSTANDING:
Beginning of period                2,844,606                       2,755,898
                                  ----------                      ----------
End of period                      3,156,666                       2,844,606
                                  ==========                      ==========

BALANCED FUND
                                         SIX MONTHS ENDED                YEAR ENDED
                                          JUNE 30, 2005               DECEMBER 31, 2004
                                  ---------------------------     ---------------------------
                                    SHARES          AMOUNT          SHARES           AMOUNT
                                  ----------     ------------     ----------      -----------
Shares sold                          105,792     $  1,248,259         54,251      $   618,337
Shares issued to shareholders in
  reinvestment of distributions        6,145           73,322         14,683          168,816
Shares redeemed                      (55,090)        (656,817)      (134,638)      (1,547,619)
                                  ----------     ------------     ----------      -----------
Net increase (decrease)               56,847     $    664,764        (65,704)     $  (760,466)
                                                 ============                     ===========
SHARES OUTSTANDING:
Beginning of period                  709,471                         775,175
                                  ----------                      ----------
End of period                        766,318                         709,471
                                  ==========                      ==========

FIXED INCOME FUND
                                        SIX MONTHS ENDED                   YEAR ENDED
                                          JUNE 30, 2005                DECEMBER 31, 2004
                                  ---------------------------     ---------------------------
                                    SHARES          AMOUNT          SHARES           AMOUNT
                                  ----------     ------------     ----------      -----------
Shares sold                          412,964     $  4,285,440      2,950,207      $31,069,167
Shares issued to shareholders in
  reinvestment of distributions      136,621        1,406,356        232,382        2,429,063
Shares redeemed                     (591,791)      (6,147,022)      (730,287)      (7,678,302)
Redemption fee                                             --                              40
                                  ----------     ------------     ----------      -----------
Net increase (decrease)              (42,206)    $   (455,226)     2,452,302      $25,819,968
                                                 ============                     ===========
SHARES OUTSTANDING:
Beginning of period                8,948,782                       6,496,480
                                  ----------                      ----------
End of period                      8,906,576                       8,948,782
                                  ==========                      ==========

INTERNATIONAL FUND
                                       SIX MONTHS ENDED                   YEAR ENDED
                                         JUNE 30, 2005                DECEMBER 31, 2004
                                  ---------------------------     ---------------------------
                                    SHARES          AMOUNT          SHARES           AMOUNT
                                  ----------     ------------     ----------      -----------
Shares sold                          278,438     $  2,584,853        561,526      $ 5,015,238
Shares issued to shareholders in
  reinvestment of distributions           --               --         46,196          434,242
Shares redeemed                   (1,983,279)     (18,703,476)      (962,361)      (8,375,174)
Redemption fee                                             --                               4
                                  ----------     ------------     ----------      -----------
Net decrease                      (1,704,841)    $(16,118,623)      (354,639)     $(2,925,690)
                                                 ============                     ===========
SHARES OUTSTANDING:
Beginning of period                4,479,128                       4,833,767
                                  ----------                      ----------
End of period                      2,774,287                       4,479,128
                                  ==========                      ==========

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2005 were as follows:

                                        PURCHASES                    SALES
                                     U.S.                       U.S.
                                 GOVERNMENT      OTHER       GOVERNMENT        OTHER
                                -----------   -----------    ----------    ------------
LKCM Small Cap Equity Fund      $        --   $68,665,798    $       --    $105,728,525
LKCM Equity Fund                         --     8,478,975            --       5,519,657
LKCM Balanced Fund                   99,515     1,416,907            --         909,716
LKCM Fixed Income Fund           10,638,240     9,640,473     2,028,045      22,804,238

E. TAX INFORMATION: At December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                     LKCM           LKCM        LKCM          LKCM
                                  SMALL CAP        EQUITY     BALANCED        FIXED
                                 EQUITY FUND        FUND        FUND       INCOME FUND
Cost of investments             $234,574,707    $29,360,003    $7,520,188    $94,301,977
                                ============    ===========    ==========    ===========
Gross unrealized appreciation   $122,231,159    $ 8,387,299    $1,260,032    $ 1,441,808
Gross unrealized depreciation     (2,156,171)      (526,987)     (407,343)      (443,501)
                                ------------    -----------    ----------    -----------
Net unrealized appreciation     $120,074,988    $ 7,860,312    $  852,689    $   998,307
                                ============    ===========    ==========    ===========
Undistributed ordinary income   $         --    $    55,730    $    2,118    $    33,091
Undistributed long-term
  capital gain                     5,830,702             --            --             --
                                ------------    -----------    ----------    -----------
Total distributable earnings    $  5,830,702    $    55,730    $    2,118    $    33,091
                                ------------    -----------    ----------    -----------
Other accumulated losses        $         --    $  (396,630)   $ (150,314)   $  (191,023)
                                ------------    -----------    ----------    -----------
Total accumulated earnings      $125,905,690    $ 7,519,412    $  704,493    $   840,375
                                ============    ===========    ==========    ===========

At December 31, 2004 the accumulated capital loss carryforwards were as follows:

                              LKCM           LKCM           LKCM             LKCM            LKCM
                            SMALL CAP       EQUITY        BALANCED          FIXED        INTERNATIONAL
                           EQUITY FUND       FUND           FUND         INCOME FUND         FUND
Expiring in 2009              $   --      $       --     $       --      $       --       $22,922,832
Expiring in 2010                  --         253,243        119,639         191,023        11,720,144
Expiring in 2011                  --         143,387         10,387              --                --
                              ------      ----------     ----------      ----------       -----------
Total capital loss
  carryforwards               $   --      $  396,630     $  130,026      $  191,023       $34,642,976
                              ======      ==========     ==========      ==========       ===========

To the extent the Funds realize future net capital gains, those gains will be offset by an unused capital loss carryforwards. For the year ended December 31, 2004, capital loss carryforwards of $300,587, $189,498, $141,855, and $5,984,907
were utilized by the LKCM Equity Fund, the LKCM Balanced Fund, the LKCM Fixed Income Fund, and the LKCM International Fund, respectively. At December 31, 2004, the LKCM Balanced Fund had net realized losses from transactions between November 1, 2004 and December 31, 2004 of $20,288, which are deferred for tax purposes and will be recognized in 2005.

The tax components of dividends paid during the six months ended June 30, 2005 were as follows:

                                  ORDINARY      LONG-TERM
                                   INCOME     CAPITAL GAINS
                                 ----------   -------------
LKCM Small Cap Equity Fund       $       --       $   --
LKCM Equity Fund                         --           --
LKCM Balanced Fund                   74,690           --
LKCM Fixed Income Fund            1,639,441           --
LKCM International Fund                  --           --

The tax components of dividends paid during the year ended December 31, 2004 were as follows:
                                  ORDINARY      LONG-TERM
                                   INCOME     CAPITAL GAINS
                                 ----------   -------------
LKCM Small Cap Equity Fund       $       --    $35,485,070
LKCM Equity Fund                    322,328             --
LKCM Balanced Fund                  170,801             --
LKCM Fixed Income Fund            2,857,352             --
LKCM International Fund             464,052             --

F. SUBSEQUENT EVENT
The LKCM Board of Trustees was recently notified that the Board of the TT International U.S.A. Master Trust had decided to liquidate the TT EAFE Portfolio, the master portfolio in which the LKCM International Fund currently invests all of its investable assets. The LKCM Board voted at a special meeting held on July 8, 2005 to activate the sub-advisory agreement between Luther King Capital Management Corporation and TT International Investment Management on behalf of the LKCM International Fund. Effective August 29, 2005 the LKCM International Fund plans to pursue its investment objective as a stand alone fund after the unwinding of the master-feeder structure.

ADDITIONAL TAX INFORMATION: For the fiscal year 2004, the LKCM Equity, Balanced and International Funds designate 100.0%, 65.44% and 100.0%, respectively, of dividends from net investment income as qualified dividend income under the Jobs & Growth Tax Reconciliation Act of 2003.

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                  JUNE 30, 2005

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

              LKCM FUNDS APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Board considered the renewal of the Advisory Agreement at a meeting held on February 15, 2005. The Board, including the independent Trustees, considered information provided by the Adviser in response to a request by legal counsel to the Trust and its independent Trustees. In this connection, the Trustees considered, among other matters the following information:

     1. A description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     2.   A copy of Parts I and II of LKCM's Form ADV;

     3. A summary of any material past, pending or anticipated litigation or regulatory proceedings involving LKCM or its personnel, including the results of any recent regulatory examination or independent audit;

     4. A description of compensation, including fees paid for the last five years, any proposed changes to the fee schedule and the effect of any fee waivers;

     5. A discussion regarding LKCM's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including LKCM's methodology for obtaining the most favorable execution of portfolio transactions;

     6. A description of trade allocation procedures among accounts managed by LKCM;

     7. Information regarding LKCM's code of ethics, insider trading policy, proxy voting procedures, and disaster recovery plan, including a description of any material changes thereto, if any; and

     8.   Any anticipated change in the firm's controlling persons.

In addition, the Trustees considered a detailed memorandum from its legal counsel regarding the Trustees' fiduciary duties in considering the renewal of the Advisory Agreement.

In determining whether to approve the continuance of the Advisory Agreement with the Adviser, the Trustees considered the best interests of each Fund separately. In each instance, the Trustees considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) a comparison of each Fund's performance versus a peer group average and appropriate indices;
(3) the Adviser's costs for providing the services and the profitability of the business to the Adviser; (4) economies of scale in relation to the fee schedule;
(5) whether the fee levels reflect any economies of scale for benefit of the Funds' shareholders; and (6) an evaluation of any other benefits to LKCM or the Funds as a result of their relationship, if any.

GENERAL CONSIDERATIONS AND CONCLUSIONS FOR ALL FUNDS

The Trustees considered the services provided to each Fund, including how the portfolio managers would pursue each Fund's investment objective. The Trustees considered the Adviser's reputation over the last 26 years, its growing name recognition and the professional staff responsible for servicing each Fund. The Trustees also noted that the Adviser intends to continue imposing voluntary caps on each Fund's advisory fees despite its estimated losses on each Fund. In addition, the Trustees considered the Adviser's compliance efforts and that there have been no material shareholder complaints. Accordingly, the Trustees determined that the Adviser would continue to provide high-quality services under the Agreement to each Fund for reasonable costs, which could attract new investments, and as a result benefit each Fund and its shareholders.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS FOR
SMALL CAP EQUITY FUND

In considering the renewal of the Advisory Agreement as it relates to the Small Cap Equity Fund, the Trustees considered the following additional factors: (1) the Fund's performance exceeded the Fund's benchmark index and Lipper, Inc. ("Lipper") peer group average for the one-, three-, and five-year and since inception periods; (2) the advisory fee and total expense ratio was less than the Lipper peer group average consisting of 126 funds; (3) the net assets of the Fund are at a level where the Adviser is no longer waiving fees; (4) significant economies of scale are not likely considering the Adviser is operating the Fund at a loss; and (5) the increased recognition of the Fund, particularly among institutional investors over the past two years.

The Trustees determined that the Fund likely would benefit from its relationship with the Adviser. The Trustees determined that the Adviser's experience and performance record could positively impact the results of the Fund. The Trustees also determined that the lack of significant economies of scale in the future would not necessarily reduce asset growth since the current fee schedule was competitive and reasonable compared with industry averages. The Trustees further concluded that the Fund had potential to attract growth in assets due to the Adviser's name recognition.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS FOR EQUITY FUND

In considering the renewal of the Advisory Agreement as it relates to the Equity Fund, the Trustees considered the following additional factors: (1) the Fund's performance exceeded the benchmark index and peer group for the three-, five-year periods and was in line with benchmarks since inception; (2) the performance of the Fund in 2004 was lower than the index and peer group average due to the market favoring lower quality companies in the latter half of the year according to the Adviser; (3) despite a slightly higher advisory fee compared to the Lipper peer group of 527 funds, the total expense ratio without the effect of the cap is substantially less than the Lipper peer group of 461 funds; and (4) the Fund was less likely to experience future economies of scale until it obtained more assets and since the Adviser is currently operating the Fund at a net loss.

The Trustees determined that the Fund likely would benefit from its relationship with the Adviser. The Trustees determined that the Adviser's experience and performance record could continue to provide favorable long-term performance to shareholders. The Trustees also determined that the lack of significant economies of scale in the future would not necessarily reduce asset growth since the current fee schedule was competitive and reasonable compared with industry averages. The Trustees further concluded that the Fund had potential to attract growth in assets due to the Adviser's name recognition.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS FOR BALANCED FUND

In considering the renewal of the Advisory Agreement as it relates to the Balanced Fund, the Trustees considered the following additional factors: (1) the Fund's performance was lower over short- and long-term time periods relative to its Lipper peer group average due to the Fund's limited exposure to certain sectors that performed well in a decreasing interest rate environment according to the Adviser; (2) despite a higher advisory fee compared to the Lipper peer group of 211 funds and a higher total expense ratio before waivers, the total expense ratio after waivers is significantly less than the Lipper peer group of 215 funds; and (3) the Fund was not likely to experience future economies of scale until it obtained more assets and since the Adviser is currently operating the Fund at a net loss.

The Trustees determined that the Fund likely would benefit from its relationship with the Adviser. The Trustees determined that the Adviser's experience, control of Fund risks and management style during a changing interest rate environment may lead to improved performance. The Trustees also determined that the lack of significant economies of scale in the future would not necessarily deter asset growth since the current fee schedule (after waivers) was competitive and reasonable compared with industry averages.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS FOR
FIXED INCOME FUND

In considering the renewal of the Advisory Agreement as it relates to the Fixed Income Fund, the Trustees considered the following additional factors: (1) the Fund's performance was generally in line to slightly lower over the short- and long-term time periods compared to its benchmark index and Lipper peer group average; (2) the Adviser's explanation regarding the Fund's duration as affecting its performance; (3) despite a higher advisory fee, the total expense ratio before and after waivers is less than the Lipper peer group of 34 funds;
(4) the Fund is not likely to experience economies of scale until it obtains more assets and since the Adviser operates the Fund at a net loss; and (5) the prospect of new investments from sources such as the Adviser's existing clients.

The Trustees determined that the Fund likely would benefit from its relationship with the Adviser. The Trustees determined that the Adviser's experience and management style would continue to benefit shareholders. The Trustees also determined that the lack of significant economies of scale in the future would not necessarily deter asset growth since the current fee schedule was competitive and reasonable compared with industry averages.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO
INTERNATIONAL FUND

In considering the renewal of the Advisory Agreement as it relates to the International Fund, the Trustees considered the following additional factors:
(1) the lower performance of the Fund over short-term due to overweight positions in Japan and rising energy prices according to the Subadviser; (2) the lower performance of the Fund over the long-term relative to its benchmark index and Lipper peer group average; (3) the addition of new portfolio managers at the adviser to the Master Portfolio; (4) the commitment of the Adviser to take proactive steps to address the performance of the Fund, including preparing a plan to present to the Trustees; (5) despite a higher advisory fee, the total expense ratio after waivers is significantly less than the Lipper peer group of 103 funds; and (6) the Fund is unlikely to experience future economies of scale until it obtains more assets and the Adviser no longer operates the Fund at a net loss.

The Trustees determined that the changes at the Subadviser and the measures to be taken by the Adviser may assist the Fund. The Trustees also concluded that the current fee schedule fairly reflected economies of scale since the fee schedule was competitive and reasonable relative to industry averages.

                                TT EAFE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
                                                  VALUE
                                               (NOTE 2)
COMMON STOCK - 92.44%               SHARES          US$
-------------------------------------------------------
AUSTRALIA - 2.33%
-------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 0.50%
  Coca-Cola Amatil Ltd.             13,421  $    80,716
  Foster's Group Ltd.               30,138      122,214
                                            -----------
                                                202,930
                                            -----------

DIVERSIFIED OPERATIONS - 0.76%
  BHP Billiton Ltd.                 12,636      174,816
  Orica Ltd.                        10,094      136,956
                                            -----------
                                                311,772
                                            -----------

DIVERSIFIED TELECOMMUNICATIONS - 0.55%
  Telstra                           58,725      226,500
                                            -----------

PAPERS & PACKAGING - 0.52%
  Amcor Ltd.                        41,415      211,509
                                            -----------
TOTAL AUSTRALIA                                 952,711
                                            -----------

-------------------------------------------------------
DENMARK - 0.96%
-------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.96%
  TDC A/S                            9,145      392,228
                                            -----------
TOTAL DENMARK                                   392,228
                                            -----------

-------------------------------------------------------
FINLAND - 3.06%
-------------------------------------------------------
PAPERS & PACKAGING - 1.09%
  UPM-Kymmene Oyj                   23,179      445,340
                                            -----------

WIRELESS TELECOMMUNICATIONS
    SERVICES - 1.97%
  Nokia Oyj                         48,081      806,201
                                            -----------
TOTAL FINLAND                                 1,251,541
                                            -----------

-------------------------------------------------------
FRANCE - 7.60%
-------------------------------------------------------
AUTOMOTIVE - 1.99%
  Renault SA                         9,227      814,344
                                            -----------

DIVERSIFIED TELECOMMUNICATIONS - 1.68%
  France Telecom SA                 23,496      687,244
                                            -----------

ELECTRONIC EQUIPMENT
    & INSTRUMENTS - 0.54%
  Schneider Electric SA              2,944      222,226
                                            -----------

-------------------------------------------------------
                                                  VALUE
                                               (NOTE 2)
COMMON STOCKS                       SHARES          US$
-------------------------------------------------------
OIL & GAS - 3.39%
  Total SA                           5,897  $ 1,387,151
                                            -----------
TOTAL FRANCE                                  3,110,965
                                            -----------

-------------------------------------------------------
GERMANY - 12.03%
-------------------------------------------------------
AUTOMOTIVE - 2.65%
  Bayerische Motoren
    Werke AG                        10,506      479,893
  Continental AG                     8,400      606,000
                                            -----------
                                              1,085,893
                                            -----------
BANKS - 1.13%
  Commerzbank AG                    21,207      461,111
                                            -----------

CHEMICALS - 1.64%
  Bayer AG                          20,049      669,675
                                            -----------

ELECTRIC - 4.08%
  E.ON AG                           10,757      959,535
  RWE AG                            10,950      707,640
                                            -----------
                                              1,667,175
                                            -----------

INSURANCE - 2.53%
  Allianz AG                         9,010    1,035,932
                                            -----------
TOTAL GERMANY                                 4,919,786
                                            -----------

-------------------------------------------------------
HONG KONG - 1.63%
-------------------------------------------------------
DIVERSIFIED OPERATIONS - 0.27%
  Swire Pacific Ltd. Class A
    Shares                          12,500      110,555
                                            -----------

DIVERSIFIED TELECOMMUNICATIONS - 0.56%
  China Netcom Group Corp.
    Hong Kong Ltd.                 158,000      229,683
                                            -----------

ELECTRONIC EQUIPMENT &
    INSTRUMENTS - 0.30%
  Johnson Electric Holdings        134,500      123,715
                                            -----------

OIL & GAS - 0.50%
  CNOOC Ltd.                       337,500      201,893
                                            -----------

TOTAL HONG KONG                                 665,846
                                            -----------



                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
                                                  VALUE
                                               (NOTE 2)
COMMON STOCKS                       SHARES          US$
-------------------------------------------------------
ITALY - 1.81%
-------------------------------------------------------
BANKS - 1.81%
  Capitalia SPA                    131,954  $   739,645
                                            -----------
TOTAL ITALY                                     739,645
                                            -----------

-------------------------------------------------------
JAPAN - 22.74%
-------------------------------------------------------
AUTOMOTIVE - 1.31%
  Toyota Motor Corp.                15,000      537,406
                                            -----------

BANKS - 2.91%
  Mizuho Financial Group Inc.          263    1,191,463
                                            -----------

CHEMICALS - 0.53%
  Nitto Denko Corp.                  3,800      218,103
                                            -----------

COMPUTERS - 0.65%
  Net One Systems Co. Ltd.             103      265,842
                                            -----------

DIVERSIFIED OPERATIONS - 1.33%
  Ricoh Co. Ltd.                    15,000      234,591
  Sony Corp.                         9,000      310,261
                                            -----------
                                                544,852
                                            -----------

DIVERSIFIED TELECOMMUNICATIONS - 1.24%
  Tokyo Broadcasting System Inc.    10,600      175,630
  Trend Micro                        4,000      142,587
  Yahoo Japan Corporation               90      189,243
                                            -----------
                                                507,460
                                            -----------

ELECTRONIC EQUIPMENT &
    INSTRUMENTS - 3.80%
  Fanuc Ltd.                         9,000      572,602
  Kansai Electric Power             16,000      321,993
  Murata Manufacturing Co. Ltd.      8,700      443,597
  Secom Co. Ltd.                     5,000      215,233
                                            -----------
                                              1,553,425
                                            -----------

FINANCIAL SERVICES - 1.79%
  Credit Saison Co. Ltd.             8,100      269,732
  Orix Corp.                         2,900      435,484
  SFCG Co. Ltd.                        110       25,761
                                            -----------
                                                730,977
                                            -----------

-------------------------------------------------------
                                                  VALUE
                                               (NOTE 2)
COMMON STOCKS                       SHARES          US$
-------------------------------------------------------
INSURANCE - 1.13%
  Mitsui Sumitomo
    Insurance                       51,000  $   459,787
                                            -----------

MACHINERY - 3.11%
  Hitachi Construction Machinery
    Co. Ltd.                        35,100      419,071
  Komatsu Ltd.                      20,000      155,401
  SMC Corp.                          6,400      698,854
                                            -----------
                                              1,273,326
                                            -----------

OIL & GAS - 0.61%
  INPEX                                 44      249,364
                                            -----------

REAL ESTATE - 0.39%
  Mitsui Fudosan Co. Ltd.           14,000      157,296
                                            -----------

SEMICONDUCTOR EQUIPMENT &
    PRODUCTS - 1.28%
  Elpida Memory Inc.                 5,500      177,691
  NEC Electronics Corp.              7,700      347,442
                                            -----------
                                                525,133
                                            -----------

TRADING COMPANIES &
    DISTRIBUTORS - 2.66%
  Marubeni Corp.                    85,000      292,257
  Mitsui & Co. Ltd.                 84,000      795,957
                                            -----------
                                              1,088,214
                                            -----------
TOTAL JAPAN                                   9,302,648
                                            -----------

-------------------------------------------------------
MALAYSIA - 0.43%
-------------------------------------------------------
BANKS - 0.43%
Commerce Asset Holdings BHD        132,400      175,953
                                            -----------
TOTAL MALAYSIA                                  175,953
                                            -----------

-------------------------------------------------------
NETHERLANDS - 3.43%
-------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 1.25%
  Koninklijke Ahold NV*             62,029      510,650
                                            -----------

OIL & GAS - 2.18%
  Royal Dutch Petroleum Co.         13,676      894,073
                                            -----------
TOTAL NETHERLANDS                             1,404,723
                                            -----------


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
                                                  VALUE
                                               (NOTE 2)
COMMON STOCKS                       SHARES          US$
-------------------------------------------------------
NORWAY - 1.76%
-------------------------------------------------------
OIL & GAS - 1.76%
  Statoil ASA                       35,200  $   718,774
                                            -----------
TOTAL NORWAY                                    718,774
                                            -----------

-------------------------------------------------------
SINGAPORE - 0.88%
-------------------------------------------------------
DIVERSIFIED OPERATIONS - 0.21%
  Sembcorp Industries               53,420       84,532
                                            -----------

ELECTRONIC EQUIPMENT &
    INSTRUMENTS - 0.12%
  Venture Corp. Ltd.                 5,000       47,413
                                            -----------

REAL ESTATE - 0.55%
  City Developments Ltd.            51,000      226,694
                                            -----------
TOTAL SINGAPORE                                 358,639
                                            -----------

-------------------------------------------------------
SOUTH KOREA - 0.92%
-------------------------------------------------------
BANKS - 0.52%
  Hana Bank                          7,980      213,881
                                            -----------

ELECTRONIC EQUIPMENT &
    INSTRUMENTS - 0.40%
  Samsung Electronics
    Co. Ltd.                           340      162,516
                                            -----------
  TOTAL SOUTH KOREA                             376,397
                                            -----------

-------------------------------------------------------
SWEDEN - 4.70%
-------------------------------------------------------
AUTOMOTIVE - 1.15%
  Volvo AB, Class B Shares          11,546      470,182
                                            -----------

BANKS - 0.97%
  Skandinaviska Enskilda Banken,
    Class A Shares                  23,780      395,879
                                            -----------

MACHINERY - 1.07%
  Atlas Copco, Class A Shares       27,588      438,076
                                            -----------

WIRELESS TELECOMMUNICATIONS
    SERVICES - 1.51%
  Telefonaktiebolaget LM Ericsson,
    Class B Shares                 193,122      620,744
                                            -----------
TOTAL SWEDEN                                  1,924,881
                                            -----------


-------------------------------------------------------
                                                  VALUE
                                               (NOTE 2)
COMMON STOCKS                       SHARES          US$
-------------------------------------------------------
SWITZERLAND - 6.43%
-------------------------------------------------------
BANKS - 2.42%
  UBS AG                            12,670   $  988,994
                                            -----------

BUILDING MATERIALS - 1.43%
  Holcim Ltd.                        9,612      585,228
                                            -----------

CHEMICALS - 1.15%
  Syngenta AG                        4,569      470,417
                                            -----------

INSURANCE - 1.43%
  Zurich Financial Services AG       3,401      586,169
                                            -----------
TOTAL SWITZERLAND                             2,630,808
                                            -----------

-------------------------------------------------------
TAIWAN - 0.53%
-------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &
    PRODUCTS - 0.53%
  Advanced Semiconductor
    Engineering                    288,000      215,894
                                            -----------
TOTAL TAIWAN                                    215,894
                                            -----------

-------------------------------------------------------
UNITED KINGDOM - 21.20%
-------------------------------------------------------
AIRLINES - 1.77%
  British Airways PLC*             153,445      724,731
                                            -----------

BANKS - 3.00%
  Standard Chartered PLC            67,150    1,227,693
                                            -----------

BEVERAGES, FOOD & TOBACCO - 1.06%
  British American
    Tobacco PLC                     22,487      433,698
                                            -----------

DIVERSIFIED OPERATIONS - 6.29%
  BAE Systems PLC                  146,325      752,738
  BHP Billiton PLC                  43,469      554,757
  Reuters Group PLC                 66,619      471,671
  Rolls-Royce Group PLC            150,941      777,161
  Rolls-Royce Group PLC,
    Class B Shares               9,074,450       15,940
                                            -----------
                                              2,572,267
                                            -----------


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2005 (UNAUDITED)

-------------------------------------------------------
                                                  VALUE
                                               (NOTE 2)
COMMON STOCKS                       SHARES          US$
-------------------------------------------------------
ENTERTAINMENT - 1.07%
  Carnival PLC                       7,695  $   436,818
                                            -----------

MINERALS - 3.15%
  Xstrata PLC                       66,812    1,289,775
                                            -----------

REAL ESTATE - 0.80%
  Intercontinental Hotels
    Group PLC                       25,943      327,601
                                            -----------

WIRELESS TELECOMMUNICATIONS
    SERVICES - 4.06%
  O2 PLC                           254,689      622,000
  Vodafone Group PLC               426,910    1,040,684
                                            -----------
                                              1,662,684
                                            -----------
TOTAL UNITED KINGDOM                          8,675,267
                                            -----------

TOTAL COMMON STOCK
    (Cost $36,823,788)                       37,816,706
                                            -----------

-------------------------------------------------------
                                                  VALUE
PREFERRED                          SHARES/     (NOTE 2)
STOCK - 1.49%                  FACE AMOUNT          US$
-------------------------------------------------------
GERMANY - 1.49%
-------------------------------------------------------
AUTOMOTIVE - 1.49%
  Porsche AG*                          809  $   608,846
                                            -----------

TOTAL PREFERRED STOCK
    (Cost $533,489)                             608,846
                                            -----------

-------------------------------------------------------
EQUITY PERFORMANCE
LINKED NOTE** - 0.30%
-------------------------------------------------------
 INDIA - 0.30%
  Industrial Development
    Bank of India*+                 51,409      121,881
                                            -----------

TOTAL EQUITY PERFORMANCE
    LINKED NOTE
    (Cost $102,665)                             121,881
                                            -----------

TOTAL INVESTMENTS - 94.23%
    (Cost $37,459,942)                       38,547,433
                                            -----------

Other Assets in Excess
    of Liabilities - 5.77%                    2,362,125
                                            -----------

Net Assets - 100.00%                        $40,909,558
                                            ===========

THE FOLLOWING FORWARD CURRENCY CONTRACTS WERE OUTSTANDING ON JUNE 30, 2005:

                                                                         NET UNREALIZED
    SETTLEMENT                  DELIVER/                    RECEIVE/      APPRECIATION/
    DATE                   UNITS OF CURRENCY            IN EXCHANGE FOR  (DEPRECIATION)
---------------------------------------------------------------------------------------
    07/07/05        HKD     $  3,993,449        EUR      $   420,000         $  (5,161)
    07/11/05        SGD          530,660        EUR          260,000               222
    07/15/05        USD        2,155,633        EUR        1,775,000            (5,746)
    07/21/05        USD          300,000        JPY       33,132,600              (363)
    07/15/05        EUR        4,700,000        USD        5,677,374           (15,284)
    07/21/05        JPY      242,624,000        USD        2,230,000            35,815
    07/14/05        SEK        2,863,148        USD          380,000            13,034
                                                                             ---------
                                                                             $  22,517
                                                                             =========

    EUR -- Euro                              PLC -- Public Liability Company
    HKD -- Hong Kong Dollar                  SEK -- Swedish Krona
    JPY -- Japanese Yen                      SGD -- Singapore Dollar
    Ltd. -- Limited                          USD -- U.S. Dollar

  *   Non-income producing security.
  **  See Note 2 in Notes to Financial Statements.
  +   Security considered illiquid.

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2005 (UNAUDITED)

                                                                             US$
                                                                        ------------
ASSETS:
Investments, at value (cost $37,459,942).............................   $ 38,547,433
Cash at interest*....................................................         74,015
Foreign currency, at value (cost $1,802,715).........................      1,797,223
Receivable for investments sold......................................        790,345
Recoverable foreign taxes............................................         74,536
Unrealized gain on open forward foreign currency exchange contracts..         49,071
Dividend and interest receivable.....................................         34,136
Other assets.........................................................          5,562
                                                                        ------------
  Total Assets.......................................................     41,372,321
                                                                        ============
LIABILITIES:
Payable for investments purchased....................................        343,813
Unrealized loss on open forward foreign currency exchange contracts..         26,554
Payable for professional fees........................................         23,063
Payable for investment advisory fees.................................         16,831
Payable for administration fees......................................          8,429
Accrued expenses and other liabilities...............................         44,073
                                                                        ------------
  Total Liabilities..................................................        462,763
                                                                        ------------
NET ASSETS...........................................................   $ 40,909,558
                                                                        ============

* See Note 2 in Notes to Financial Statements.

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                US$
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $164,810).............   $   565,507
Interest income.........................................................        19,041
                                                                           -----------
  Total Investment Income...............................................       584,548
                                                                           -----------
EXPENSES:
Investment advisory fee.................................................       125,664
Administration fees.....................................................        50,769
Custody fees............................................................        59,818
Trustees' fees and expenses.............................................        35,130
Professional fees.......................................................        23,028
Printing fees...........................................................        13,302
Other fees..............................................................        33,257
                                                                           -----------
  Total Expenses........................................................       340,968
                                                                           -----------
NET INVESTMENT INCOME...................................................       243,580
                                                                           -----------

REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain on:
  Investment security transactions......................................     4,346,439
  Foreign currency transactions and forward foreign currency
    exchange contracts..................................................      144,542


Net change in unrealized depreciation on:
  Investment securities.................................................    (5,142,624)
  Foreign currency translation and forward foreign currency
     exchange contracts ................................................      (171,280)
                                                                           -----------
NET LOSS ON INVESTMENTS.................................................      (822,923)
                                                                           -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................   $  (579,343)
                                                                           ===========

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          TT EAFE
                                                                         PORTFOLIO
                                                              --------------------------------
                                                               Six Months            Year
                                                                  Ended             Ended
                                                              June 30, 2005       December 31,
                                                               (Unaudited)            2004
                                                                   US$                 US$
                                                              -------------       ------------
OPERATIONS:
Net investment income........................................ $     243,580       $    812,821
Net realized gain on investments, foreign currency
  transactions and foreign currency exchange contracts.......     4,490,981         15,120,808
Net change in accrued foreign capital tax gains
  on appreciated securities..................................            --            (17,594)
Net change in unrealized depreciation on investments,
  foreign currency translation and foreign currency
  exchange contracts ........................................    (5,313,904)        (6,544,849)
                                                              -------------       ------------
  Net increase (decrease) in net assets resulting
     from operations ........................................      (579,343)         9,371,186
                                                              -------------       ------------
CAPITAL TRANSACTIONS:
  Contributions..............................................     5,015,926         43,106,070
  Withdrawals................................................   (42,702,618)       (55,864,939)
                                                              -------------       ------------
  Net decrease in net assets from capital transactions.......   (37,686,692)       (12,758,869)
                                                              -------------       ------------
Total decrease in net assets.................................   (38,266,035)        (3,387,683)
                                                              -------------       ------------
NET ASSETS:
Beginning of period..........................................    79,175,593         82,563,276
                                                              -------------       ------------
End of period................................................ $  40,909,558       $ 79,175,593
                                                              =============       ============

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION
TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. TT Active International Mutual Fund held 37.2% and the LKCM International Fund held 62.8% of the Portfolio, respectively, as of June 30, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

     A. USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     B. SECURITY VALUATION

     Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolio are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Portfolio seeks to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolio's Board of Trustees. The Portfolio's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Portfolio's Board of Trustees.

     Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Portfolio's adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates net asset value, it may request that a meeting of the Valuation Committee be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser for the Portfolio that such limits have been exceeded. In such event, the adviser makes the determination whether a meeting of the Valuation Committee should be called based on the information provided.

     C. SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

     D. EXPENSES

     Expenses that are directly related to the Portfolio are charged to the Portfolio. Other operating expenses of the Portfolio Trust are allocated to the Portfolio on the basis of relative daily net assets.

     E. FOREIGN CURRENCY TRANSLATION

     For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and Federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

     F. FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable forward foreign exchange rate and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.

     G. EQUITY-LINKED NOTES AND WARRANTS

     The Portfolio has invested in equity-linked notes, under which the payment of principal at maturity is indexed to the market values of a specified equity security or basket of equity securities. Equity Warrants permit the exchange of the warrant at any time until maturity for the underlying equity security. The notes are obligations of, and purchased from, a dealer who has agreed to make a secondary market in them at a price based on the daily closing values of the specified basket. In addition to the market risk of the underlying holding, the Portfolio bears additional counter-party risk to the issuing dealer. Under the terms of the notes, the Portfolio's maximum loss is limited to its initial investment.

     H. CASH AT INTEREST

     As of June 30, 2005, the Portfolio had $74,015 in cash held at Northern Trust (the "Custodian") and is classified as cash at interest on the Statement of Assets and Liabilities. The significant cash portion was due to a pending redemption from the TT Active International Mutual Fund. Amounts so invested are generally available on the same business day.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

Certain officers of the Portfolio Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Portfolio for serving as officers of the Portfolio Trust.

4. SECURITY TRANSACTIONS

Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the six months ended June 30, 2005, were as follows:

        COST OF PURCHASES           PROCEEDS FROM SALES
        US$                         US$
--------------------------------------------------------------------------------
        43,509,880                  63,314,131

5. FEDERAL INCOME TAXES

The Portfolio intends to continue to qualify as a partnership for U.S. Federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. Federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. Federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its Federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

At June 30, 2005, the Portfolio's aggregate unrealized appreciation and depreciation on investments based on cost for U.S. Federal income tax purposes were as follows:

                             UNREALIZED           UNREALIZED      NET UNREALIZED
     TAX COST              APPRECIATION         DEPRECIATION        APPRECIATION
     US$                            US$                  US$                 US$
--------------------------------------------------------------------------------
    37,459,942                1,793,664            (706,173)           1,087,491

6. RISKS

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

In the normal course of business, the Portfolio Trust enters into contracts that provide general indemnifications. The Portfolio Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio Trust and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7. FINANCIAL HIGHLIGHTS

The ratios of expenses and net investment income to average net assets, total return and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                     SIX MONTHS        YEAR           YEAR           YEAR          YEAR            PERIOD
                        ENDED          ENDED          ENDED          ENDED         ENDED           ENDED
                   JUNE 30, 2005   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                     (UNAUDITED)      2004            2003           2002            2001           2000*
------------------------------------------------------------------------------------------------------------
Ratio of expenses       0.70%+         0.86%          1.08%           0.85%         0.85%           0.92%+
Ratio of net
  investment income     0.50%+         0.82%          1.30%           1.38%         0.51%           0.39%+
Portfolio Turnover        91%           192%           184%            231%          255%             37%
Total Return          (0.67)%^        11.87%         34.79%        (18.51)%      (28.80)%         (4.54)%^

  * For the period October 2, 2000 (commencement of operations) through December 31, 2000.
  + Annualized.
  ^ Not Annualized.

8. SUBSEQUENT EVENT

On August 24, 2005, the Board of Trustees of TT International U.S.A. Feeder Trust, on behalf of TT Active International Mutual Fund (the "Fund"), approved Plans of Liquidation and Dissolution for the Fund.

In accordance with the Plans, the Fund is no longer accepting purchase orders for its shares. In addition, as of September 19, 2005, the Fund will begin converting its assets into cash or cash equivalents and will no longer be pursuing its stated investment objectives.

Shareholders are encouraged to redeem their Shares and may redeem their Shares of the Fund any time prior to the liquidating distributions referred to in the next paragraph, which are expected to occur on or about September 26, 2005 (the "Primary Liquidation Date"). The Fund will, from August 29, 2005, waive any redemption fee that would otherwise apply to redemptions of Fund shares for all shareholders.

As of the Primary Liquidation Date, the Fund shall pay to each shareholder, other than TT International Investment Management, in full satisfaction of its Fund shareholding, a liquidating distribution equal to the amount of redemption proceeds that such shareholder would have received had such shareholder redeemed all of its Fund shares on the Primary Liquidation Date.

                  DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Portfolio's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Portfolio's average net assets; this percentage is known as the Portfolio's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio's costs in two ways:

ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the last six-month period. The "Expenses Paid During Period" column shows the estimated actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the "Ending Account Value" number is derived from deducting that expense cost from the Portfolio's gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio's comparative cost by comparing the hypothetical result for your Portfolio in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes --NOT your Portfolio's actual return -- the account values shown may not apply to your specific investment.

BEGINNING                                         ENDING                         EXPENSES
ACCOUNT                                          ACCOUNT       ANNUALIZED            PAID
VALUE                                              VALUE          EXPENSE          DURING
TT EAFE PORTFOLIO               12/31/04         6/30/05           RATIOS         PERIOD*
-----------------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN        $1,000.00       $  993.30            0.70%           $3.46
HYPOTHETICAL 5% RETURN         $1,000.00       $1,021.32            0.70%           $3.51

*Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA            Jacqui Brownfield
   Trustee,                            Vice President, CCO,
   President                           Secretary & Treasurer

   Paul W. Greenwell                   Joseph C. Neuberger
   Vice President                      Assistant Treasurer

   Steven R. Purvis, CFA               Jeffrey T. Rauman
   Vice President                      Assistant Secretary

   H. Kirk Downey                      James Tiegs
   Chairman of the Board               Assistant Secretary

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN FOR ALL FUNDS EXCEPT LKCM INTERNATIONAL FUND
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202
--------------------------------------------------------------------------------

CUSTODIAN FOR LKCM INTERNATIONAL FUND
   The Northern Trust Company
   50 South LaSalle Street
   Chicago, IL 60675
--------------------------------------------------------------------------------

FUND ACCOUNTANT & SUB-ADMINISTRATOR FOR LKCM INTERNATIONAL FUND
   SEI Investments Company
   1 Freedom Valley Drive
   Oaks, PA 19456
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         (Registrant)  LKCM Funds
                       ---------------------------------------

         By (Signature and Title) /s/ J. Luther King, Jr.
                                  ----------------------------------
                                      J. Luther King, Jr., President

         Date September 1, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ J. Luther King, Jr.
                                  -------------------------------------
                                       J. Luther King, Jr., President
         Date September 1, 2005



         By (Signature and Title) /s/ Jacqui Brownfield
                                  ----------------------------------
                                      Jacqui Brownfield, Treasurer
         Date September 1, 2005